Exhibit 10.78

Execution Copy

Deal CUSIP Number: 12724EAA7 Facility CUSIP Number: 12724EAB5

CREDIT AGREEMENT

Dated as of June 29, 2022 among

CMTG FUNDING II LLC

as Borrower,

CLAROS MORTGAGE TRUST, INC.,

as Parent Guarantor,

THE SUBSIDIARIES OF CMTG FUNDING II LLC FROM TIME TO TIME PARTY HERETO,

as Subsidiary Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent and

THE LENDERS FROM TIME TO TIME PARTY HERETO,

BofA SECURITIES, INC.,

as Sole Bookrunner and Sole Lead Arranger

TABLE OF CONTENTS

Section Page

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS 1

1.01
Defined Terms 1
1.02
Other Interpretive Provisions 32
1.03
Accounting Terms 33
1.04
Rounding 34
1.05
Times of Day. 34
1.06
Interest Rates 34

ARTICLE II. THE COMMITMENTS AND REVOLVING CREDIT LOANS 35

2.01
Borrowings 35
2.02
Borrowings, Conversions and Continuations of Revolving Credit Loans 35
2.03
Prepayments and Repayments of Revolving Credit Loans 37
2.04
Termination or Reduction of Commitments 38
2.05
Interest. 38
2.06
Fees 39
2.07
Computation of Interest and Fees 39
2.08
Evidence of Debt. 39
2.09
Payments Generally; Administrative Agent’s Clawback 40
2.10
Sharing of Payments by Lenders 42
2.11
Defaulting Lenders 42
2.12
Eligibility Requirements; Sales and other Removals of Loan Assets

Included in the Aggregate Borrowing Base Amount 44

2.13
Increase in Commitments. 47

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY 49

3.01
Taxes 49
3.02
Illegality 53
3.03
Inability to Determine Rates; Replacement of Term SOFR 54
3.04
Increased Costs 56
3.05
Compensation for Losses 57
3.06
Mitigation Obligations; Replacement of Lenders 58
3.07
Survival 58

ARTICLE IV. CONDITIONS PRECEDENT 58

4.01
Conditions of Effectiveness 58
4.02
Conditions to all Revolving Credit Loans 61

ARTICLE V. REPRESENTATIONS AND WARRANTIES 62

5.01
Existence, Qualification and Power 62
5.02
Authorization; No Contravention 62
5.03
Governmental Authorization; Other Consents 63

5.04
Binding Effect 63

Section Page

5.05
Financial Statements; No Material Adverse Effect 63
5.06
Litigation 64
5.07
No Default 64
5.08
Ownership of Property; Liens 64
5.09
Environmental Compliance 64
5.10
Insurance 64
5.11
Taxes 65
5.12
ERISA Compliance 65
5.13
Loan Parties 66
5.14
Margin Regulations; Investment Company Act 66
5.15
Disclosure 66
5.16
Compliance with Laws 67
5.17
Taxpayer Identification Number 67
5.18
Solvency 67
5.19
OFAC 67
5.20
Collateral Documents 67
5.21
Anti-Money Laundering Laws; Anti-Corruption Laws 68
5.22
REIT Status; Stock Exchange Listing 68
5.23
Borrowing Base Assets 68
5.24
Affected Financial Institutions 68
5.25
Beneficial Ownership 68
5.26
Covered Entities 68

ARTICLE VI. AFFIRMATIVE COVENANTS 68

6.01
Financial Statements, Borrowing Base Certificates and Related Information 69
6.02
Certificates; Other Information 70
6.03
Notices 71
6.04
Payment of Obligations 72
6.05
Preservation of Existence, Etc. 72
6.06
Maintenance of Properties 72
6.07
Maintenance of Insurance 72
6.08
Compliance with Laws 72
6.09
Books and Records 72
6.10
Inspection Rights 73
6.11
Use of Proceeds 73
6.12
Additional Subsidiary Guarantors. 73
6.13
Anti-Corruption Laws; Sanctions 74
6.14
Compliance with Environmental Laws 74
6.15
Further Assurances. 74
6.16
Maintenance of REIT Status; Stock Exchange Listing 75
6.17
Information Regarding Collateral 75

ARTICLE VII. NEGATIVE COVENANTS 75

2

7.01
Liens 75
7.02
Investments 76
7.03
Indebtedness 76
7.04
Fundamental Changes 77

Section Page

7.05
Dispositions. 77
7.06
Restricted Payments 78
7.07
Change in Nature of Business 79
7.08
Transactions with Affiliates 79
7.09
Burdensome Agreements 79
7.10
Use of Proceeds 80
7.11
Amendments, Waivers and Terminations of Certain Agreements 80
7.12
Financial Covenants 80
7.13
Accounting or Tax Changes. 82
7.14
Sanctions 82
7.15
Anti-Corruption Laws 82

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES 82

8.01
Events of Default 82
8.02
Remedies Upon Event of Default 85
8.03
Application of Funds. 85

ARTICLE IX. ADMINISTRATIVE AGENT 86

9.01
Appointment and Authority 86
9.02
Rights as a Lender 86
9.03
Exculpatory Provisions 86
9.04
Reliance by Administrative Agent 87
9.05
Delegation of Duties 88
9.06
Resignation of Administrative Agent 88
9.07
Non-Reliance on the Administrative Agent, the Arranger and the Other Lenders 89
9.08
No Other Duties, Etc. 90
9.09
Administrative Agent May File Proofs of Claim; Credit Bidding 90
9.10
Collateral and Guaranty Matters 91
9.11
Certain ERISA Matters 92
9.12
Recovery of Erroneous Payments 93

ARTICLE X. CONTINUING GUARANTY 93

10.01
Guaranty 93
10.02
Rights of Lenders 94
10.03
Certain Waivers 95
10.04
Obligations Independent 95
10.05
Subrogation 95
10.06
Termination; Reinstatement 95
10.07
Subordination 96

3

10.08
Stay of Acceleration 96
10.09
Condition of the Borrower 96

10.10 Contribution 96

ARTICLE XI. MISCELLANEOUS 97

11.01
Amendments, Etc. 97
11.02
Notices; Effectiveness; Electronic Communication 99

Section Page

11.03
No Waiver; Cumulative Remedies; Enforcement 101
11.04
Expenses; Indemnity; Damage Waiver 102
11.05
Payments Set Aside. 104
11.06
Successors and Assigns 104
11.07
Treatment of Certain Information; Confidentiality 109
11.08
Right of Setoff. 110
11.09
Interest Rate Limitation 111
11.10
Integration; Effectiveness 111
11.11
Survival of Representations and Warranties 111
11.12
Severability 111
11.13
Replacement of Lenders 112
11.14
Governing Law; Jurisdiction; Etc. 113
11.15
Waiver of Jury Trial 114
11.16
No Advisory or Fiduciary Responsibility 114
11.17
Electronic Execution; Electronic Records; Counterparts 115
11.18
USA PATRIOT Act 116
11.19
Recourse Nature of Obligations 116
11.20
ENTIRE AGREEMENT 116
11.21
Removal of Borrowing Base Assets at Request of Loan Parties; Release of Collateral or Subsidiary Guarantors at Request of Loan Parties 116
11.22
Acknowledgement and Consent to Bail-In of Affected Financial Institutions. 117
11.23
Acknowledgement Regarding Any Supported QFCs 118

4

SCHEDULES

2.01 Commitments and Applicable Percentages 5.12(d) Pension Plans

5.13 Loan Parties

11.02 Administrative Agent’s Office; Certain Addresses for Notices; Taxpayer Identification Number

EXHIBITS

Form of

A
Committed Loan Notice
B
Note
C
Compliance Certificate

D-1 Assignment and Assumption D-2 Administrative Questionnaire

E
Underwriting Memo
F
Borrowing Base Certificate
G
U.S. Tax Compliance Certificates

5

CREDIT AGREEMENT

This CREDIT AGREEMENT is entered into as of June 29, 2022, among CMTG FUNDING II LLC, a Delaware limited liability company (the “Borrower”), CLAROS MORTGAGE TRUST, INC., a Maryland corporation (the “Parent Guarantor”) and the Subsidiary Guarantors from time to time party hereto, as Guarantors, each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent.

The Borrower has requested that the Lenders provide a revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS

1.01
Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Acceptable Appraisal” means, with respect to any real property, a FIRREA-compliant appraisal of such real property.

“Acceptable Draft Appraisal” means a draft appraisal that, if issued, would constitute an Acceptable Appraisal.

“Accepted Offer to Purchase” means, with respect to any Borrowing Base Asset, a written, bona fide offer to purchase such Borrowing Base Asset received from a Person not affiliated with the Parent Guarantor, the Borrower or any of their respective Subsidiaries, which written, bona fide offer has been accepted by the direct owner(s) of such Borrowing Base Asset.

“Act” has the meaning specified in Section 11.18.

“Additional Financial Covenant” has the meaning specified in Section 7.12. “Administrative Agent” means Bank of America (or any of its designated branch offices of affiliates) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 11.02, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit D-2 or any other form approved by the Administrative Agent.

“Advance Rate” means:

(a)
with respect to each Borrowing Base Asset that is not an Other Asset or an Unclassified Asset, (i) 75% for the 90 day period following the first day such Borrowing Base Asset is included in the computation of the Aggregate Borrowing Base Amount, (ii) 65% during the next succeeding 45 day period, (iii) 45% during the next succeeding 45 day period and (iv) at all times thereafter, 0%;
(b)
with respect to each Borrowing Base Asset that is an Other Asset, (i) 50% for the 60 day period following the first day such Borrowing Base Asset is included in the computation of the Aggregate Borrowing Base Amount and (ii) at all times thereafter, 0%; and
(c)
with respect to each Borrowing Base Asset that is an Unclassified Asset,

(i) 45% for the 30 day period following the first day such Borrowing Base Asset became an Unclassified Asset and (ii) at all times thereafter, 0%.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent Parties” has the meaning specified in Section 11.02(c).

“Aggregate Borrowing Base Amount” means, at any time, an amount equal to the aggregate Borrowing Base Contributions for all Borrowing Base Assets at such time.

“Aggregate Commitments” means, at any time, the aggregate amount of the Lenders’ Commitments at such time. On the Closing Date, the Aggregate Commitments are $250,000,000.

“Aggregate Deficit Amount” has the meaning specified in Section 10.10. “Aggregate Excess Amount” has the meaning specified in Section 10.10. “Agreement” means this Credit Agreement.

“Anti-Money Laundering Laws” means any and all laws, judgments, orders, executive orders, decrees, ordinances, rules, regulations, statutes, case law or treaties applicable to a Loan Party, its Subsidiaries or Affiliates, related to terrorism financing or money laundering including any applicable provision of the Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act”, 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Applicable Fee Rate” means, with respect to any day, the per annum fee rate set forth opposite the Usage for such day in the following pricing grid:

Usage	Applicable Fee Rate
≥ 50%	0.15%
< 50%	0.20%

“Applicable Margin” means (a) 1.25%1 for Base Rate Loans and (b) 2.25% for Daily SOFR Loans and Term SOFR Loans.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time, subject to adjustment as provided in Section 2.11. If the commitment of each Lender to make Revolving Credit Loans has been terminated pursuant to Section 8.02 or otherwise, or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender as of the date of such termination or expiration, as applicable, giving effect to any subsequent assignments and to any Lender’s status as a Defaulting Lender at the time of determination. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption or New Lender Joinder Agreement pursuant to which such Lender becomes a party hereto, as applicable.

“Appraised Value” means, with respect to any real property, the appraised value of such real property as reflected in an Acceptable Appraisal that has been received by the Administrative Agent (or, in the case where, as part of the process of designating a Loan Asset as a Borrowing Base Asset, the Administrative Agent has received an Acceptable Draft Appraisal, as reflected in such draft appraisal until the earlier of (i) the date an Acceptable Appraisal has been furnished to the Administrative Agent with respect to such real property and (ii) the sixth day following the date that the related Borrowing Base Asset is first included in the Aggregate Borrowing Base Amount). For the avoidance of doubt, the Appraised Value of any Borrowing Base Asset for which no Acceptable Appraisal has been received by the Administrative Agent within five days of the date that the related Borrowing Base Asset is first included in the Aggregate Borrowing Base Amount shall be zero ($0).

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Arranger” means BofA Securities, Inc., in its capacity as sole bookrunner and sole lead arranger.

1 The term sheet reference was a mistake. Base Rate margins are almost universally 100 bps below the margin for SOFR/LIBOR margins.

“Asset Principal Payment” means any payment on account of principal of any Borrowing Base Asset (whether by virtue of an amortization payment, a prepayment, a release of collateral, an enforcement or otherwise).

“Assignee Group” means two (2) or more Eligible Assignees that are Affiliates of one another or two (2) or more Approved Funds managed by the same investment advisor.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit D-1 or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

“Audited Financial Statements” means the audited consolidated balance sheet of the Parent Guarantor and its consolidated Subsidiaries for the fiscal year ended December 31, 2021, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Parent Guarantor and its consolidated Subsidiaries, including the notes thereto.

“Availability” means, at any time, (a) the Maximum Available Amount in effect at such time minus (b) Total Outstandings at such time.

“Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.04, and (c) the date of termination of the commitment of each Lender to make Revolving Credit Loans pursuant to Section 8.02.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (c) the rate equal to the Term SOFR Screen Rate with a term of one month plus 1.00% and (d) 1.00%. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greatest of clauses (a), (b) and (d) above and shall be determined without reference to clause (c) above. The “prime rate” is a rate set by Bank of America based upon various factors including

Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Rate Loan” means a Revolving Credit Loan that bears interest based on the Base

Rate.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or

(c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a Revolving Credit Borrowing.

“Borrowing Base Asset” has the meaning specified in Section 2.12(a).

“Borrowing Base Certificate” means a certificate executed by a Responsible Officer of the Parent Guarantor, substantially in the form of Exhibit F (or another form acceptable to the Administrative Agent) setting forth the calculation of the Aggregate Borrowing Base Amount. All calculations of the Aggregate Borrowing Base Amount in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Parent Guarantor and certified to the Administrative Agent; provided, that the Administrative Agent shall have the right to review and make reasonable adjustments to any such calculation to the extent the Administrative Agent reasonably determines that such calculation contains errors or is not otherwise in accordance with this Agreement and notifies the Parent Guarantor of such adjustment.

“Borrowing Base Contribution” means, for each Borrowing Base Asset at any time, an amount equal to the Outstanding Value of such Borrowing Base Asset at such time, multiplied by the applicable Advance Rate for such Borrowing Base Asset at such time.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located.

“Capital Lease Obligations” “means obligations under a lease that are required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on the balance sheet prepared in accordance with GAAP of the applicable Person as of the applicable date.

“Cash Equivalents” means, as of any date of determination:

(a)
insured certificates of deposit (with a maturity of three hundred and sixty (360) days or less) issued by, or savings accounts with, any commercial bank that (i) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated at least P-1 (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, and (iii) has combined capital and surplus of at least $250,000,000;
(b)
marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;
(c)
marketable direct obligations issued by any State of the United States of America or any political subdivision of any such State or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-2 from S&P or at least P-2 from Moody’s;
(d)
commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-2 from S&P or at least P-2 from Moody’s;
(e)
time deposits, demand deposits, eurodollar time deposits, time deposit accounts, term deposit accounts or bankers’ acceptances maturing within one year from the date of acquisition thereof or overnight bank deposits, in each case, issued by any bank organized under the laws of the United States of America or any State thereof or the District of Columbia or any U.S. branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $500,000,000; and
(f)
investments in money market funds which invest substantially all their assets in securities of the types described in clauses (b) through (e) above; and
(g)
fifty percent (50%) of the par value of the pass-through certificates representing beneficial ownership interests in one or more first lien mortgage loans secured by commercial and/or multifamily properties rated AAA or the equivalent by each nationally recognized statistical rating organization that provides a rating to such certificates.

“CECL Reserves” means, with respect to any Person and as of a particular date, all amounts determined in accordance with GAAP under ASU 2016-13 and recorded on the balance sheet of such Person and its consolidated subsidiaries as of such date.

“Change in Law” means the occurrence, after the date of this Agreement (or, with respect to any Lender which becomes a party hereto after the date of this Agreement, the date such Lender becomes a party hereto), of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued or implemented.

“Change of Control” means the occurrence of any one or more of the following events:

(a)
the Parent Guarantor shall cease to (i) own and Control, of record, legally and beneficially, directly, 100% of each class of the outstanding Equity Interests of the Borrower or (ii) Control the Borrower; or
(b)
a Disposition, whether directly or indirectly through its direct or indirect subsidiaries, in one or a series of related transactions, of all or substantially all of the Parent Guarantor’s assets (excluding any Disposition in connection with any securitization transaction or repurchase or similar transaction entered into in the ordinary course of the Parent Guarantor’s business); or
(c)
any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 becomes the “beneficial owner” (as defined in Rules 13d- 3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 25% or more of the equity securities of the Parent Guarantor entitled to vote for members of the board of directors or equivalent governing body of the Parent Guarantor on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right).

“CLO” means a Person that is a special purpose entity that issues debt or equity interests and whose assets consist primarily of loans that are securitized assets and servicing assets.

“CLO Asset” has the meaning specified in Section 2.12(a)(iii)(A)(3). “Closing Date” has the meaning specified in Section 4.01.

“CME” means CME Group Benchmark Administration Limited. “Code” means the Internal Revenue Code of 1986.

“Collateral” means, collectively, all property described in any Collateral Documents as security for any Obligations, and all other property that now or hereafter secures (or is intended to secure) any Obligations or that is or is intended to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties.

“Collateral Documents” means, collectively, the Pledge Agreement and each of the other agreements, instruments or documents that creates or perfects or purports to create or perfect a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

“Commitment” means, as to each Lender, its obligation to make Revolving Credit Loans to the Borrower pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption or New Lender Joinder Agreement pursuant to which such Lender becomes a party hereto, as applicable, in each case as such amount may be adjusted from time to time in accordance with this Agreement.

“Committed Loan Notice” means a notice of (a) a Revolving Credit Borrowing, (b) a conversion of Revolving Credit Loans from one Type to another, or (c) a continuation of Term SOFR Loans pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Communication” means this Agreement, any Loan Document and any document, amendment, approval, consent, written information, notice, certificate, request, statement, written disclosure or authorization related to any Loan Document.

“Compliance Certificate” means a certificate substantially in the form of Exhibit C. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR or Daily Simple SOFR, or any proposed Successor Rate, as applicable, any conforming changes to the definitions of “Base Rate”, “Daily Simple SOFR”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent (in consultation with the Borrower), to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and any other Loan Document).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Group” means the Parent Guarantor and its consolidated Subsidiaries, as determined in accordance with GAAP.

“Consolidated Party” means, at any time, a member of the Consolidated Group at such time.

“Contingent Commitment Termination Notice” has the meaning specified in Section 2.04. “Contractual Obligation” means, as to any Person, any provision of any securities issued by such Person or of any indenture, mortgage, deed of trust, deed to secure debt, contract, undertaking, agreement, instrument or other document to which such Person is a party or by which it or any of its property or assets are bound or are subject.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Covered Entity” has the meaning specified in Section 11.23(b).

“Customary Recourse Exceptions” means, with respect to any Non-Recourse Indebtedness, exclusions from the exculpation provisions with respect to such Non-Recourse Indebtedness such as fraud, misapplication of cash, voluntary bankruptcy, environmental claims, breach of representations and warranties, failure to pay taxes and insurance, as applicable, and other circumstances customarily excluded by institutional lenders from exculpation provisions and/or included in separate indemnification agreements in non-recourse financings of commercial real estate.

“Daily Simple SOFR” means the rate per annum equal to SOFR determined for any day pursuant to the definition thereof plus the SOFR Adjustment. Any change in Daily Simple SOFR shall be effective from and including the date of such change without further notice. If the rate as so determined would be less than zero, such rate shall be deemed zero for purposes of the Loan Documents.

“Daily SOFR Loan” means a Revolving Credit Loan that bears interest at a rate based on Daily Simple SOFR.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means a per annum rate equal to (a) with respect to Base Rate Loans, the Base Rate plus the Applicable Margin applicable to Base Rate Loans plus 2.00%, (b) with respect to Daily SOFR Loans, Daily Simple SOFR plus the Applicable Margin applicable to Daily SOFR Loans plus 2.00%, (c) with respect to any Term SOFR Loan, Term SOFR applicable to such Term SOFR Loan plus the Applicable Margin applicable to Term SOFR Loans plus 2.00% and (d) with respect to all other Obligations, the Base Rate plus the Applicable Margin applicable to Base Rate Loans plus 2.00%.

“Defaulting Lender” means, subject to Section 2.11(b), any Lender that (a) has failed to

(i) fund all or any portion of its Revolving Credit Loans within two (2) Business Days of the date such Revolving Credit Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Revolving Credit Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, liquidator, provisional liquidator, restructuring officer, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.11(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower and each other Lender promptly following such determination.

“Designated Jurisdiction” means any country, region or territory to the extent that such country, region or territory, or the government of any such country, region or territory, is the subject of any Sanction.

“Direct Owner” has the meaning specified in the definition of “Subsidiary Guarantors.” “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

“Dividing Person” has the meaning specified in the definition of “Division.”

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“Dollar” and “$” mean lawful money of the United States.

“EBITDA” means, for any period, an amount equal to Net Income for such period, plus the sum of (a) the amount of depreciation and amortization expense deducted in determining Net Income for such period, (b) the amount of Total Interest Expense deducted in determining Net Income for such period, (c) income tax expense deducted in determining Net Income for such period, and (d) the amount of any extraordinary or non-recurring items reducing Net Income for such period, all as determined in accordance with GAAP.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority,

(b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Copy” has the meaning specified in Section 11.17.

“Electronic Record” and “Electronic Signature” have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06(b)(ii) and (iv) (subject to such consents, if any, as may be required under Section 11.06(b)(ii)).

“Eligibility Criteria” has the meaning specified in the definition of “Eligible Loan Asset.” “Eligibility Requirements” has the meaning specified in Section 2.12(a).

“Eligible Loan Asset” means each Loan Asset that meets and continues to satisfy each of the following criteria (the “Eligibility Criteria”):

(a)
The Loan Asset is directly and exclusively owned by the Borrower or a Wholly- Owned Subsidiary of the Borrower that is a Subsidiary Guarantor;
(b)
The Loan Asset is denominated in Dollars and the documentation relating to such Loan Asset is governed by the laws of a state within the United States or the District of Columbia;
(c)
The Loan Asset is not subject to any Liens or otherwise encumbered (other than Permitted Loan Asset Encumbrances);
(d)
The Loan Asset constitutes a Warehouse Asset, a Syndication Asset, a CLO Asset or an Other Asset;
(e)
The Loan Asset is secured by a mortgage or deed of trust on one of the following types of commercial real properties: office (including life sciences), multifamily housing, student housing, senior housing, single family housing, industrial, retail, mixed use or lodging, in each case excluding commercial real properties that are for sale condominium properties; (provided that the requirement that the Loan Asset be secured by a mortgage or deed of trust shall not apply with respect to any mezzanine loan comprising a portion of any Loan Asset so long as the mezzanine loan is secured by a pledge of all equity interests in entities that own such commercial real properties);
(f)
The real property that secures the Loan Asset does not constitute unimproved land, condominium development or inventory loans, or land subject to ground-up development (it being understood that “ground-up development” will not include construction activities that are not ground-up constructions, including, without limitation, restoration and repair of casualty loss, tenant improvements and other repairs, renovations and maintenance in the ordinary course of business); provided that the foregoing criterion will be deemed satisfied if either (i) the real property that secures the Loan Asset is an operating property or (ii) on the date such Loan Asset is first included in the Aggregate Borrowing Base Amount, the Borrower and the Parent Guarantor in their reasonable and good faith judgment anticipate that a temporary certificate of occupancy or a certificate of occupancy (or the reasonable equivalent as provided by the applicable municipality) that permits such property to be used for its intended purpose will be obtained within one hundred twenty (120) days after such initial inclusion date and thereafter such property will be an operating property; and

(g)
The real property that secures the Loan Asset is located in a state within the United States or in the District of Columbia.

“Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna.

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, agreements or governmental restrictions relating to pollution or the protection of the Environment or of human health (to the extent related to exposure to Hazardous Materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of Release of Hazardous Materials.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or

(e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law.

“Equity Interests” means, with respect to any Person, (a) any share, interest, participation and other equivalent (however denominated) of capital stock of (or other ownership, equity or profit interests in) such Person, (b) any warrant, option or other right for the purchase or other acquisition from such Person of any of the foregoing, (c) any security convertible into or exchangeable for any of the foregoing, and (d) any other ownership or profit interest in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date.

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and

Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization;

(d) the filing of a notice of intent to terminate the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (g) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; or (i) a failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by the Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Event of Default” has the meaning specified in Section 8.01.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated, including gross receipts Taxes imposed in lieu of net income Taxes), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender,

U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Revolving Credit Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Revolving Credit Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(b) or (d), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(g) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any U.S. or non-U.S. fiscal or regulatory legislation, rules, guidance notes or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities entered into in connection with the implementation of the foregoing or analogous provisions of non-U.S. law.

“Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed zero for purposes of the Loan Documents.

“FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA), as amended.

“Foreign Lender” means any Lender that is not a U.S. Person.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Future Funding Advance” means, at any time, one or more advances funded by the Borrower pursuant to the documentation governing one or more Borrowing Base Assets which Borrowing Base Assets are included in determining the Aggregate Borrowing Base Amount at the time of funding such advance(s).

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee” means, with respect to any Person (the “guaranteeing person”), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit)

to induce the creation of the obligations for which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, Contractual Obligation, Swap Contract or other obligations or indebtedness (the “primary obligations”) of any other third Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation, or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, that the term “Guarantee” shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee); provided, that in the absence of any such stated amount or stated liability, the amount of such Guarantee shall be such guaranteeing person’s maximum anticipated liability in respect thereof as reasonably determined by such Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, at any time (i) the Parent Guarantor and (ii) each Subsidiary Guarantor.

“Guaranty” means the Guaranty made by the Guarantors under Article X in favor of the Secured Parties.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances or wastes, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law.

“IFRS” means international accounting standards within the meaning of IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein.

“Increase Effective Date” has the meaning specified in Section 2.13(d).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)
obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such property from such Person);
(b)
obligations of such Person to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within sixty (60) days of the date the respective goods are delivered or the respective services are rendered;
(c)
Indebtedness of others secured by a lien on the property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person;
(d)
obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person;
(e)
Capital Lease Obligations of such Person;
(f)
obligations of such Person under contingent or future funding obligations, repurchase agreements, sale/buy-back agreements or like arrangements;
(g)
Indebtedness of others Guaranteed by such Person;
(h)
all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person;
(i)
Indebtedness of general partnerships of which such Person is a general partner;

and

(j)
all net liabilities or obligations under any interest rate swap, interest rate cap,

interest rate floor, interest rate collar or other hedging instrument or agreement.

“Indemnified Taxes” means (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning specified in Section 11.04(b).

“Indirect Owner” has the meaning specified in the definition of “Subsidiary Guarantors.” “Information” has the meaning specified in Section 11.07.

“Intangible Assets” means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

“Interest Payment Date” means, (a) as to any Daily SOFR Loan, the last Business Day of each calendar month and the Maturity Date, (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date, and (c) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Term SOFR Loan and the

Maturity Date; provided, however, that if any Interest Period for a Term SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates.

“Interest Period” means, as to each Term SOFR Loan, the period commencing on the date such Revolving Credit Loan is disbursed as or converted to or continued as a Term SOFR Loan and ending on the date one, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in a Committed Loan Notice; provided that:

(i)
any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(ii)
any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(iii)
no Interest Period shall extend beyond the Maturity Date.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person, or

(c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the United States Internal Revenue Service.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” has the meaning specified in the introductory paragraph hereto.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such

Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, easement, right-of-way or other encumbrance on title to real property, lien (statutory or other), charge, negative pledge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

“Liquidity” means, at any time, the amount of Unrestricted Cash and Unrestricted Cash Equivalents held by the Consolidated Parties at such time.

“Loan Asset” means (i)(x) a performing, whole, first lien, senior secured commercial real estate mortgage loan, (y) A-notes, senior participations or other senior interests in commercial mortgage loans, and (z) pari-passu A-notes or pari-passu senior participations in commercial mortgage loans (in each case of clauses (x), (y) and (z), a “Senior Interest”), and (ii) related junior interests (each, a “Junior Interest”) including (x) mezzanine loans (or senior or pari-passu notes or participations in mezzanine loans) and (y) B-notes, junior participations or other junior interests in Senior Interests, in each case, including any future funding obligations set forth under the definitive documentation evidencing or governing such mortgage loans (or interests therein) and such related Junior Interests and any advances by the Borrower thereunder. For the avoidance of doubt, (a) a Junior Interest itself does not constitute a Loan Asset but as described in clause (ii) above may comprise part of a Loan Asset and (b) until included in the Aggregate Borrowing Base Amount pursuant to Section 2.12, a Future Funding Advance made with respect to an existing Loan Asset shall constitute a separate Loan Asset. For the avoidance of doubt, as used herein a “Loan Asset” shall include a Future Funding Advance made with respect to an existing Loan Asset, separate and distinct from such existing Loan Asset; provided, however, that for all purposes of this Agreement, upon inclusion of a Future Funding Advance in the Aggregate Borrowing Base Amount pursuant to Section 2.12, such Future Funding Advance shall be deemed to be a part of the Borrowing Base Asset to which it relates.

“Loan Documents” means this Agreement (including the Guaranty), including schedules and exhibits hereto, each Note, the Collateral Documents, and any amendments, modifications or supplements hereto or to any other Loan Document or waivers hereof or to any other Loan Document.

“Loan Parties” means, collectively, the Borrower and the Guarantors.

“Loan-to-Value Ratio” means, at any time with respect to any Loan Asset, the ratio (expressed as a percentage) (i) the numerator of which is the sum of (x) the aggregate outstanding principal amount of such Loan Asset (including, in the case where such Loan Asset includes a Junior Interest, the outstanding principal amount of such Junior Interest) at such time and (y) the aggregate outstanding principal amount of all other Indebtedness of the borrower(s) with respect to such Loan Asset that is, whether by contract, operation of law or otherwise, senior or pari passu in right of payment to or with all or any portion of such Loan Asset (including, for the avoidance of doubt, in the case where such Loan Asset includes a Junior Interest that is “structurally subordinated” to a Senior Interest, all such other Indebtedness of the subject mortgage borrower) and (ii) the denominator of which is the Appraised Value of the real property that secures such Loan Asset.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities (actual or contingent) or condition (financial or otherwise) of the Parent Guarantor, the Borrower and their respective Subsidiaries taken as a whole; (b) a material adverse effect on the rights and remedies of the Administrative Agent or any Lender under any Loan Documents, or of the ability of the Loan Parties, taken as a whole, to perform their obligations under any Loan Document; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party; or (d) a material adverse effect upon the validity, enforceability, perfection or priority of the Administrative Agent’s Liens on the Collateral.

“MFN Covenant” has the meaning specified in Section 7.12.

“MFN Step Down Notice” has the meaning specified in Section 7.12.

“Maturity Date” means June 29, 2025; provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Maximum Available Amount” means, at any time, an amount equal to the lesser of (a) the Aggregate Commitments and (b) the Aggregate Borrowing Base Amount, in each case at such time.

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“More Restrictive Financial Covenant” has the meaning specified in Section 7.12. “Multiemployer Plan” means any employee benefit plan of the type described in Section

4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA.

“Net Income” means, for any period, with respect to the Consolidated Group, the consolidated net income (or loss) for such period as reported in the Parent Guarantor’s financial statements prepared in accordance with GAAP.

“New Guarantor Deliverables” means, with respect to any Subsidiary that is required to become a Guarantor after the Closing Date pursuant to Section 6.12, the following items, each of which shall be in form and substance satisfactory to the Administrative Agent: (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of such Subsidiary as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible

Officer in connection with this Agreement and the other Loan Documents to which such Subsidiary is a party, (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that such Subsidiary is duly organized, incorporated or formed, and that such Subsidiary is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization, incorporation or formation and (iii) to the extent requested by the Administrative Agent, customary written opinions of legal counsel, including, if applicable, appropriate local counsel (the legal counsel must be reasonably acceptable to the Administrative Agent), addressed to the Administrative Agent and each Lender, as to such matters concerning such Subsidiary and the Loan Documents to which such Subsidiary is a party as the Administrative Agent may reasonably request, including, authority, legality, validity, binding effect and enforceability of the Loan Documents, non-contravention with law, contracts and Organization Documents, and attachment and perfection of Liens.

“New Lender” has the meaning specified in Section 2.13(c).

“New Lender Joinder Agreement” has the meaning specified in Section 2.13(c).

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Recourse Indebtedness” means Indebtedness that is not Recourse Indebtedness. “Note” means a promissory note made by the Borrower in favor of a Lender evidencing the Revolving Credit Loans made by such Lender, substantially in the form of Exhibit B.

“Obligations” means, collectively, all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Revolving Credit Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding; provided that, without limiting the foregoing, the Obligations include (i) the obligation to pay principal, interest, charges, expenses, fees, indemnities and other amounts payable by any Loan Party under any Loan Document and (ii) the obligation of the Loan Parties to reimburse any amount in respect of any of the foregoing that the Administrative Agent or any Lender, in each case in its sole discretion, may elect to pay or advance on behalf of the Loan Parties.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (as applicable); (c) with respect to any exempted company, the certificate of incorporation and memorandum and articles of association; and (d) with respect to any partnership, exempted limited partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its incorporation, formation or organization with the applicable Governmental Authority in the jurisdiction of its incorporation, formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Asset” has the meaning specified in Section 2.12(a)(iii)(A)(4).

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Revolving Credit Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment, grant of a participation, or other transfer (other than an assignment made pursuant to Section 3.06).

“Outstanding Amount” means with respect to any Revolving Credit Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of such Revolving Credit Loan occurring on such date.

“Outstanding Value” means, at any time:

(a)
in the case of each Borrowing Base Asset that is acquired by the Borrower, the least of (i) the acquisition price paid by the Borrower for such Borrowing Base Asset at the time such Borrowing Base Asset was acquired by the Borrower, less the sum of (x) the aggregate amount of all Asset Principal Payments received by the Borrower in respect of such Borrowing Base Asset and (y) the amount, if any, by which the Borrower has reduced the value of such Borrowing Base Asset on its books and records subsequent to the acquisition thereof by the Borrower (excluding any such reduction made on account of CECL Reserves), (ii) if such Borrowing Base Asset is the subject of an Accepted Offer to Purchase at such time, the agreed and accepted purchase price for such Borrowing Base Asset as set forth in such Accepted Offer to Purchase, less the aggregate amount of all Asset Principal Payments received by the Borrower from such Borrowing Base Asset and not reflected in the purchase price set forth in such Accepted Offer to Purchase and (iii) if, immediately prior to becoming a Borrowing Base Asset, such Borrowing Base Asset was included in calculations of the borrowing pool under a Warehouse Line and had been removed from such Warehouse Line following the delivery of a margin call by the lender thereunder, the value attributed to such

Borrowing Base Asset by the lender under the applicable Warehouse Line pursuant to such margin call delivered thereunder, minus the sum of (x) the aggregate amount of all Asset Principal Payments received by the Borrower from such Borrowing Base Asset after the date such Borrowing Base Asset was removed from such Warehouse Line and (y) the amount, if any, by which the Borrower has reduced the value of such Borrowing Base Asset on its books and records subsequent to the date such Borrowing Base Asset was removed from such Warehouse Line; and

(b)
in the case of each Borrowing Base Asset that is originated by the Borrower, the least of (i) the face amount of such Borrowing Base Asset at the time of its origination by the Borrower, minus the sum of (A) the aggregate amount of all Asset Principal Payments received by the Borrower in respect of such Borrowing Base Asset and (B) the amount, if any, by which the Borrower has reduced the value of such Borrowing Base Asset on its books and records subsequent to the origination thereof (excluding any such reduction made on account of CECL Reserves), (ii) if such Borrowing Base Asset is the subject of an Accepted Offer to Purchase at such time, the agreed and accepted purchase price for such Borrowing Base Asset as set forth in such Accepted Offer to Purchase, less the aggregate amount of all Asset Principal Payments received by the Borrower from such Borrowing Base Asset and not reflected in the purchase price set forth in such Accepted Offer to Purchase and (iii) if, immediately prior to becoming a Borrowing Base Asset, such Borrowing Base Asset was included in calculations of the borrowing pool under a Warehouse Line and had been removed from such Warehouse Line following the delivery of a margin call by the lender thereunder, the value attributed to such Borrowing Base Asset by the lender under the applicable Warehouse Line pursuant to such margin call delivered thereunder, minus the sum of (x) the aggregate amount of all Asset Principal Payments received by the Borrower from such Borrowing Base Asset after the date such Borrowing Base Asset was removed from such Warehouse Line and (y) the amount, if any, by which the Borrower has reduced the value of such Borrowing Base Asset on its books and records subsequent to the date such Borrowing Base Asset was removed from such Warehouse Line (excluding any such reduction made on account of CECL Reserves).

For the avoidance of doubt, for purposes of calculating the Outstanding Value of a Borrowing Base Asset consisting of a Senior Interest and a related Junior Interest, all references in this definition to Borrowing Base Asset shall include both the Senior Interest and related Junior Interest that comprise such Borrowing Base Asset. In the case of any such Borrowing Base Asset where the Senior Interest or related Junior Interest (but not both) is subject to an Accepted Offer to Purchase, the “Outstanding Value” of such Borrowing Base Asset under clause (a)(ii) or (b)(ii) above, as applicable, shall equal the sum of (x) the agreed and accepted purchase price for the portion of such Borrowing Base Asset that is subject to the Accepted Offer to Purchase plus (y) the “Outstanding Value” of the portion of such Borrowing Base Asset that is not subject to the Accepted Offer to Purchase as determined under clause (a)(i) or (b)(i) above.

“Parent Guarantor” has the meaning specified in the introductory paragraph hereto. “Participant” has the meaning specified in Section 11.06(d).

“Participant Register” has the meaning specified in Section 11.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation. “Pension Act” means the Pension Protection Act of 2006.

“Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA.

“Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan or a Multiemployer Plan) that is maintained or is contributed to by the Borrower and any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code.

“Permitted Equity Encumbrances” means:

(a)
Liens pursuant to any Loan Document; and
(b)
Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted (which actions or proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien), if adequate reserves with respect thereto are maintained on the books of the Parent Guarantor or the applicable Subsidiary thereof in accordance with GAAP.

“Permitted Liens” means, collectively, Permitted Equity Encumbrances and Permitted Loan Asset Encumbrances.

“Permitted Loan Asset Encumbrances” means:

(a)
Liens pursuant to any Loan Document; and
(b)
commercially reasonable restrictions on transfers of such Loan Asset that are set forth in the documentation governing such Loan Asset; provided, that for the avoidance of doubt, in order to constitute a Permitted Loan Asset Encumbrance under this clause (b), (i) any identified restricted transferees or categories thereof must be approved by the Administrative Agent and (ii) in no event may any such restrictions limit the ability to transfer (including by way of foreclosure) any portion of such Loan Asset to the Administrative Agent (or a Wholly- Owned Subsidiary of one or more Secured Parties) for the benefit of the Secured Parties.

“Person” means any natural person, corporation, limited liability company, exempted company, trust, joint venture, association, company, partnership (of any form), Governmental Authority or other entity.

“Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of a Loan Party or any ERISA Affiliate or any such Plan to which a Loan Party or any ERISA Affiliate is required to contribute on behalf of any of its employees.

“Platform” has the meaning specified in Section 6.02.

“Pledge Agreement” means the Pledge Agreement dated as of the Closing Date, among the Pledgors and the Administrative Agent.

“Pledgor” means the applicable Loan Party that is party to a Collateral Document. “Property” as to any Person means all of the right, title, and interest of such Person in and to land, improvements and fixtures.

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Recipient” means the Administrative Agent or any Lender, as applicable.

“Recourse Indebtedness” means, with respect to any Person, for any period, without duplication, the aggregate Indebtedness in respect of which such Person is subject to recourse for payment, whether as a borrower, guarantor or otherwise; provided, that Indebtedness arising pursuant to Customary Recourse Exceptions shall not constitute Recourse Indebtedness until such time (if any) as demand has been made for the payment or performance of such Indebtedness or the conditions to triggering such recourse under the related agreement have occurred.

“Register” has the meaning specified in Section 11.06(c).

“REIT” means a Person satisfying the conditions and limitations set forth in Section 856(b) and 856(c) of the Code which are necessary to qualify such Person as a “real estate investment trust,” as defined in Section 856(a) of the Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates.

“Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching of any Hazardous Material into the Environment, or into, from or through any building, structure or facility.

“Release Conditions” means, with respect to (i) the release of any Subsidiary Guarantor from its obligations under the Guaranty, (ii) the release of any Collateral consisting of the Equity Interests in a Direct Owner or Indirect Owner from the Liens created under the Pledge Agreement, or (iii) the removal of any Borrowing Base Asset from the calculation of the Aggregate Borrowing Base Amount (each a “Release Transaction”), each of the following:

(a)
the Borrower or the Parent Guarantor shall have delivered to the Administrative Agent, at least three (3) Business Days prior to the date of the proposed Release Transaction (or such shorter period of time as agreed to by the Administrative Agent in writing), a written notice requesting such Release Transaction (a “Release Notice”), which Release Notice shall identify each Borrowing Base Asset and/or the Equity Interests of the Direct Owner(s) and/or Indirect Owner(s) to be released from the Liens created under the Pledge Agreement, the Subsidiary Guarantor(s) to be released from the Guaranty, and/or the Borrowing Base Asset to be removed from the calculation of the Aggregate Borrowing Base Amount, as applicable, as part of the proposed Release Transaction, and the date proposed for consummation of the Release Transaction;

(b)
immediately before and after giving effect to such Release Transaction, no Specified Default (unless such Default or Event of Default would be cured by the consummation of such Release Transaction) has occurred and is continuing on such date;
(c)
after giving effect to the proposed Release Transaction (and any contemporaneous prepayment of Revolving Credit Loans), Availability shall equal or exceed zero ($0);
(d)
the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, in the case of Sections 5.19 and 5.25, in all respects) on and as of the effective date of the proposed Release Transaction and, both before and after giving effect to such removal and/or release, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (B) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (A)) after giving effect to such qualification and (C) for purposes of this clause, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01;
(e)
the Loan Parties shall be in compliance, on a pro forma basis immediately after giving effect to the proposed Release Transaction, with the provisions of Section 7.12; and
(f)
at least two (2) Business Days prior to the date of the proposed Release Transaction (or such shorter period of time as agreed to by the Administrative Agent in writing), the Administrative Agent shall have received (1) a Borrowing Base Certificate demonstrating to its satisfaction that, after giving effect to the proposed Release Transaction, the condition set forth in clause (c) above will be satisfied and (2) a certificate executed by a Responsible Officer of the Borrower certifying to the Administrative Agent and the Lenders that the conditions in clauses (b), (d) and (e) above have been satisfied.

“Release Notice” has the meaning specified in the definition of “Release Conditions.” “Release Transaction” has the meaning specified in the definition of “Release Conditions.” “Relevant Payment” has the meaning specified in Section 10.10.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Required Criteria” has the meaning specified in Section 2.12(b)(i).

“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

“Rescindable Amount” has the meaning specified in Section 2.09(b)(ii).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means (a) the chief executive officer, president, chief financial officer, executive vice president - general counsel & secretary, executive vice president - originations, executive vice president - portfolio and asset management, treasurer, assistant treasurer or controller of a Loan Party, (b) solely for purposes of the delivery of incumbency certificates pursuant to Article IV, the secretary or any assistant secretary of a Loan Party and

(c)
solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a written notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

“Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

“Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Credit Loans.

“Revolving Credit Loan” has the meaning specified in Section 2.01.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto.

“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or any other relevant sanctions authority.

“Scheduled Unavailability Date” has the meaning specified in Section 3.03(b).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, each co- agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents.

“Significant Subsidiary” means, at any date of determination, each Subsidiary of the Parent Guarantor (a) whose total assets at the last day of the most recent fiscal period for which financial statements have been delivered pursuant to clause (a) or (b) of Section 6.01 were equal to or greater than 10% of the consolidated total assets of the Parent Guarantor and its Subsidiaries at such date or (b) whose gross revenues for the most recently completed period of four fiscal quarters for which financial statements have been delivered pursuant to clause (a) or (b) of Section 6.01 were equal to or greater than 10% of the consolidated gross revenues of the Parent Guarantor and its Subsidiaries for such period, in each case, determined in accordance with GAAP.

“SOFR” means, with respect to any applicable determination date, the Secured Overnight Financing Rate published on the fifth U.S. Government Securities Business Day preceding such date by the SOFR Administrator on the Federal Reserve Bank of New York’s website (or any successor source); provided, however that if such determination date is not a U.S. Government Securities Business Day, then SOFR means such rate that applied on the first U.S. Government Securities Business Day immediately prior thereto.

“SOFR Adjustment” (a) with respect to Daily Simple SOFR, means 0.10% (10 basis points) and (b) with respect to Term SOFR, means 0.10% (10 basis points) for an Interest Period of one-month’s duration, 0.15% (15 basis points) for an Interest Period of three-months’ duration and 0.25% (25 basis points) for an Interest Period of six-months’ duration.

“SOFR Administrator” means the Federal Reserve Bank of New York, as the administrator of SOFR, or any successor administrator of SOFR designated by the Federal Reserve Bank of New York or other Person acting as the SOFR Administrator at such time.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Default” means any Default other than a Default arising under

(i)
Section 8.01(b) solely from the Borrower’s or another Loan Party’s failure to perform or observe any term, covenant or agreement contained in any of Sections 6.02(c) or (h), 6.05(a) (solely with respect to a Subsidiary that is not a Loan Party) or (b), or 6.10 or (ii) Section 8.01(c).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Parent Guarantor.

“Subsidiary Guarantors” means each Subsidiary of the Borrower that is a direct owner (each, a “Direct Owner”) of all or a portion of a Borrowing Base Asset, and each Subsidiary of the Borrower that is a direct or indirect owner of any such Direct Owner (each an “Indirect Owner”).

“Successor Rate” has the meaning specified in Section 3.03(b).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Syndication Asset” has the meaning specified in Section 2.12(a)(iii)(A)(2).

“Tangible Net Worth” means, with respect to any Person, as of any date of determination,

(a)
all amounts that would be included under capital or shareholders’ equity (or like caption) on the balance sheet of such Person at such date, determined in accordance with GAAP as of such date, less (b)(i) amounts owing to such Person from affiliates or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with such Person or any affiliate thereof, (ii) Intangible Assets of such Person and (iii) prepaid taxes and/or expenses, all on or as of such date and in each case which shall be adjusted to exclude the then-current amount of CECL Reserves and other unrealized valuation reserves, if any.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term SOFR” means:

(a)
for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and
(b)
for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day;

provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of the Loan Documents.

“Term SOFR Loan” means a Revolving Credit Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR.

“Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time).

“Third Party Agreement” has the meaning specified in Section 7.12.

“Threshold Amount” means (i) with reference to the Borrower or a Subsidiary thereof,

$250,000 and (ii) with reference to any other Loan Party or any Significant Subsidiary thereof,

$10,000,000.

“Total Credit Exposure” means, as to any Lender at any time, the unused Commitments and Revolving Credit Exposure of such Lender at such time.

“Total Indebtedness” means, with respect to any Person, as of any date of determination (without duplication), the then aggregate outstanding amount of all Indebtedness of such Person on a consolidated basis, as determined in accordance with GAAP.

“Total Interest Expense” means, for any period, the amount of total interest expense incurred by the Consolidated Group during such period.

“Total Outstandings” means, at any time, the aggregate Outstanding Amount of all Revolving Credit Loans at such time.

“Type” means, with respect to a Revolving Credit Loan, its character as a Base Rate Loan, a Daily SOFR Loan or a Term SOFR Loan.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unclassified Asset” has the meaning specified in Section 2.12(b)(i). “United States” and “U.S.” mean the United States of America.

“Unrestricted Cash and Unrestricted Cash Equivalents” means, on any date, with respect to any Person and its Subsidiaries on a consolidated basis, (i) cash and Cash Equivalents (other than prepaid rents and security deposits made under tenant leases) held by such Person or any of its Subsidiaries that are not subject to any Lien (excluding statutory liens in favor of any depository bank where such cash is maintained), minus (ii) amounts included in the foregoing clause (i) that are with an entity other than such Person or any of its Subsidiaries as deposits or security for contractual obligations.

“Unused Fee” has the meaning specified in Section 2.06(a).

“U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(g)(ii)(B)(III). “Usage” means, with respect to any day, the ratio (expressed as a percentage) of (a) Total

Outstandings on such day to (b) the Aggregate Commitments in effect on such day. “Warehouse Asset” has the meaning specified in Section 2.12(a)(iii)(A)(1).

“Warehouse Lines” means, collectively, each warehouse credit facility provided to the Parent Guarantor or a Wholly-Owned Subsidiary thereof (i) on the Closing Date by one or more lenders that are not affiliated with the Parent Guarantor, the Borrower or any of their respective Subsidiaries, the material terms and provisions of which have been disclosed to the Administrative Agent in writing prior to the Closing Date (each, a “Closing Date Warehouse Line”) and (ii) after the Closing Date by one or more lenders that are not affiliated with the Parent Guarantor, the Borrower or any of their respective Subsidiaries, the material terms and provisions of which (including, without limitation, advance rates and borrowing base eligibility criteria) are substantially similar to those set forth in one or more of the Closing Date Warehouse Lines or the lender(s) of such warehouse credit facility are reasonably acceptable to the Administrative Agent.

“Wholly-Owned” means with respect to the ownership by any Person of any Property, that one hundred percent (100%) of the title to such Property is held in fee directly or indirectly by such Person.

“Wholly-Owned Subsidiary” means, with respect to any Person on any date, any corporation, partnership, limited liability company or other entity of which one hundred percent (100%) of the Equity Interests and one hundred percent (100%) of the ordinary voting power are, as of such date, owned and Controlled, directly or indirectly, by such Person.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.02
Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a)
The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document and Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless otherwise specified, refer to such law, rule or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(b)
In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)
Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
(d)
Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a Division as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any Division Successor shall constitute a separate Person hereunder (and each Division of any Person that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).
1.03
Accounting Terms.
(a)
Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant)

contained herein, Indebtedness of the Parent Guarantor and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.

(b)
Changes in GAAP; Changes in Accounting Policies or Reporting Practices. If at any time any change in GAAP (including the adoption of IFRS), or any change in accounting policies or reporting practices of the Parent Guarantor or any of its Subsidiaries that are permitted by but not required under, GAAP, would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change(s) (subject to the approval of the Required Lenders); provided that, until so amended,

(i) such ratio or requirement shall continue to be computed in accordance with GAAP and the accounting policies and reporting practices (as the case may be) in effect prior to such change(s) and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change(s). Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.

1.04
Rounding. Any financial ratios required to be maintained by the Parent Guarantor pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.05
Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
1.06
Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any

Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service.

ARTICLE II. THE COMMITMENTS AND REVOLVING CREDIT LOANS

2.01
Borrowings. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans denominated in Dollars (each such loan, a “Revolving Credit Loan”) to the Borrower from time to time on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Revolving Credit Borrowing,

(i) the Total Outstandings shall not exceed the Maximum Available Amount at such time and

(ii) the Revolving Credit Exposure of any Lender shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.03, and reborrow under this Section 2.01. Revolving Credit Loans may be Base Rate Loans, Daily SOFR Loans or Term SOFR Loans, as further provided herein.

2.02
Borrowings, Conversions and Continuations of Revolving Credit Loans.
(a)
Each Revolving Credit Borrowing, each conversion of Revolving Credit Loans from one Type to another, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) on the requested date of any Revolving Credit Borrowing of Daily SOFR Loans or Base Rate Loans or conversion of Daily SOFR Loans to Base Rate Loans or Base Rate Loans to Daily SOFR Loans and (ii) two

(2) Business Days prior to the requested date of any Borrowing of, conversion to, or continuation of, Term SOFR Loans or of any conversion of Term SOFR Loans to Daily SOFR Loans or Base Rate Loans. Each Borrowing of, conversion to, or continuation of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Borrowing of or conversion to, Daily SOFR Loans or Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice shall specify (i) whether the Borrower is requesting a Revolving Credit Borrowing, a conversion of Revolving Credit Loans from one Type to another, or a continuation of Term SOFR Loans, (ii) the requested date of the Revolving Credit Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Revolving Credit Loans to be borrowed, converted or continued, (iv) the Type of Revolving Credit Loans to be borrowed or to which existing Revolving Credit Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto (which shall be one, three or six months, in each case subject to availability). If the Borrower fails to specify a Type of Revolving Credit Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Revolving Credit Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Revolving Credit Borrowing of, conversion to, or continuation of, Term SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, the Borrower will be deemed to have specified an Interest Period of one (1) month.

(b)
Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the applicable Revolving Credit Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans or continuation of Term SOFR Loans described in Section 2.02(a). In the case of a Borrowing, each Lender shall make the amount of its Revolving Credit Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Borrowing, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.
(c)
Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Term SOFR Loans or requested as or converted to Daily SOFR Loans without the consent of the Required Lenders.
(d)
The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans upon determination of such interest rate.
(e)
After giving effect to all Revolving Credit Borrowings, all conversions of Revolving Credit Loans from one Type to another, and all continuations of Revolving Credit Loans as the same Type, there shall not be more than six (6) Interest Periods in effect.
(f)
Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all of the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender.
(g)
With respect to Daily Simple SOFR, Term SOFR, SOFR or any Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

2.03
Prepayments and Repayments of Revolving Credit Loans.
(a)
Optional Prepayments. The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Revolving Credit Loans in whole or in part without premium or penalty; provided that (i) such notice must be in a form acceptable to the Administrative Agent and be received by the Administrative Agent not later than 11:00 a.m.

(A) three (3) Business Days prior to any date of prepayment of Daily SOFR Loans or Term SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (i) any prepayment of Daily SOFR Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof,

(ii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof and (iii) any prepayment of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof, or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Revolving Credit Loans to be prepaid, and if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Revolving Credit Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided, that if a Contingent Commitment Termination Notice is revoked by the Borrower in accordance with Section 2.04, as a result of the refinancing specified therein not having occurred, the Borrower shall not be required to prepay the Revolving Credit Loans (and the Revolving Credit Loans shall not become due and payable) on the payment date set forth in such revoked Contingent Commitment Termination Notice. Any prepayment of any Revolving Credit Loan shall be accompanied by all accrued interest on the amount prepaid, together with, in the case of any Daily SOFR Loan and any Term SOFR Loan, any additional amounts required pursuant to Section 3.05. Subject to Section 2.11, each such prepayment shall be applied to the Revolving Credit Loans of the Lenders in accordance with their respective Applicable Percentages (without any reduction of the Aggregate Commitments).

(b)
Mandatory Prepayments. If for any reason the Total Outstandings at any time exceeds the Maximum Available Amount at such time, the Borrower shall within five (5) Business Days thereof prepay Revolving Credit Loans in an aggregate amount equal to such excess. Any prepayment of any Revolving Credit Loan shall be accompanied by all accrued interest on the amount prepaid, together with, in the case of any Daily SOFR Loan and any Term SOFR Loan, any additional amounts required pursuant to Section 3.05. Subject to Section 2.11, each such prepayment shall be applied to the Revolving Credit Loans of the Lenders in accordance with their respective Applicable Percentages (without any reduction of the Aggregate Commitments).
(c)
Repayment of Loans. The Borrower shall repay to each Lender on the Maturity Date, the aggregate principal amount of all Revolving Credit Loans of such Lender outstanding on the Maturity Date.

2.04
Termination or Reduction of Commitments. The Borrower may, upon written notice to the Administrative Agent, terminate the Aggregate Commitments, or from time to time permanently reduce the Aggregate Commitments; provided that (i) any such notice shall be in a form acceptable to the Administrative Agent and be received by the Administrative Agent not later than 12:00 noon five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) after giving effect to any partial reduction of the Aggregate Commitments, the remaining Aggregate Commitments shall be greater than or equal to

$25,000,000, (iv) the Borrower shall not terminate or reduce the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the lesser of (x) the Aggregate Commitments then in effect and (y) the Aggregate Borrowing Base Amount at such time and (v) the Borrower shall pay any amounts required to be paid under Section 3.05 resulting from any prepayment of Revolving Credit Loans made in connection with such termination or reduction of Commitments; provided further, that any such notice delivered in connection with a termination in full of the Aggregate Commitments, due to a refinancing of all Revolving Credit Loans with the proceeds of such refinancing, may be, if expressly so stated to be, contingent upon the consummation of such refinancing (any such contingent termination notice being referred to herein as a “Contingent Commitment Termination Notice”) and may be revoked by the Borrower in the event such refinancing is not consummated (and the Borrower shall pay any amounts required to be paid under Section 3.05 resulting from any such revocation of such notice). The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

2.05
Interest.
(a)
Subject to the provisions of subsection (b) below, (i) each Daily SOFR Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to Daily Simple SOFR plus the Applicable Margin; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; and (iii) each Term SOFR Period at a rate per annum equal to Term SOFR plus the Applicable Margin.

Loan shall bear interest on the outstanding principal amount thereof for the applicable Interest

(b)
(i) While any Event of Default exists under Section 8.01(a), Section 8.01(f) or Section 8.01(g), the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(ii)
Upon the request of the Required Lenders, while any Event of Default exists (other than as set forth in clauses (b)(i) above), the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws.
(iii)
Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c)
Interest on each Revolving Credit Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
2.06
Fees.
(a)
Unused Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a daily unused line fee (the “Unused Fee”) equal to the Applicable Fee Rate for each such day times the actual daily amount by which the Aggregate Commitments exceeds the Total Outstandings, subject to adjustment as provided in Section 2.11. The Unused Fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period.
(b)
Other Fees. (i) The Borrower shall pay to the Arranger and the Administrative Agent for their own respective accounts, such fees as have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(ii) The Borrower shall pay to the Administrative Agent for the account of the Lenders, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.07
Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest, including those with respect to Daily SOFR Loans and Term SOFR Loans, shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Revolving Credit Loan for the day on which the Revolving Credit Loan is made, and shall not accrue on a Revolving Credit Loan, or any portion thereof, for the day on which the Revolving Credit Loan or such portion is paid, provided that any Revolving Credit Loan that is repaid on the same day on which it is made shall, subject to Section 2.09(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
2.08
Evidence of Debt. The Revolving Credit Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with

Section 11.06(c). The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent demonstrable error of the amount of the Revolving Credit Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of demonstrable error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Revolving Credit Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Revolving Credit Loans and payments with respect thereto.

2.09
Payments Generally; Administrative Agent’s Clawback.
(a)
General. All payments to be made by the Borrower or any other Loan Party shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower or any other Loan Party hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall, in each case, be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower or any other Loan Party shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(b)
(i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Daily SOFR Loans or Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Daily SOFR Loans or Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, but, in the case of the Borrower, without duplication of any interest otherwise payable hereunder, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Revolving Credit Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

(ii) Payments by the Borrower and the Administrative Agent; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due.

With respect to any payment that the Administrative Agent makes for the account of the Lenders hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) if the Borrower has not in fact made such payment, (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent demonstrable error.

(c)
Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Revolving Credit Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the Revolving Credit Loans set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(d)
Obligations of Lenders Several. The obligations of the Lenders hereunder to make Revolving Credit Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Revolving Credit Loan, to fund any participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Revolving Credit Loan, to purchase its participation or to make its payment under Section 11.04(c).

(e)
Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Revolving Credit Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Revolving Credit Loan in any particular place or manner.
2.10
Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on the Revolving Credit Loans made by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Revolving Credit Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Revolving Credit Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Credit Loans and other amounts owing them, provided that:
(i)
if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)
the provisions of this Section 2.10 shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Revolving Credit Loans to any assignee or participant, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section 2.10 shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

2.11
Defaulting Lenders.
(a)
Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)
Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and in Section 11.01.

(ii)
Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise), or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08, shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Revolving Credit Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Revolving Credit Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Revolving Credit Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Revolving Credit Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Revolving Credit Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Revolving Credit Loans of such Defaulting Lender until such time as all Revolving Credit Loans are held by the Lenders pro rata in accordance with the Commitments hereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)
Certain Fees. No Defaulting Lender shall be entitled to receive any Unused Fee payable under Section 2.06(a) for any period during which such Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(b)
Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender shall no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Revolving Credit Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.12
Eligibility Requirements; Sales and other Removals of Loan Assets Included in the Aggregate Borrowing Base Amount.
(a)
Requirements for Loan Assets to be Included in the Aggregate Borrowing Base Amount. Prior to any Loan Asset being included in the calculation of the Aggregate Borrowing Base Amount (each Loan Asset so included referred to herein as a “Borrowing Base Asset”), each of the following requirements shall have been satisfied with respect to such Loan Asset (such requirements being referred to herein as the “Eligibility Requirements”):
(i)
The Loan Asset is an Eligible Loan Asset.
(ii)
At least three (3) Business Days (or such shorter period of time as agreed to by the Administrative Agent in writing) prior to inclusion of the Loan Asset as a Borrowing Base Asset, the Borrower shall have provided the Administrative Agent with a written request for such Loan Asset to be designated as a Borrowing Base Asset, which request shall be accompanied by:
(A)
an internally-generated preliminary underwriting memo, the form of which is annexed hereto as Exhibit E which sets forth information on the location, size and age of the real property securing the Loan Asset and customary financial information relating to such real property.
(B)
an Acceptable Appraisal or an Acceptable Draft Appraisal of the real property that secures the Loan Asset; provided, that in the case where an Acceptable Draft Appraisal has been received, the Loan Asset shall cease to be a Borrowing Base Asset unless an Acceptable Appraisal is received by the Administrative Agent within five days following the date the Loan Asset is first included in the calculation of Aggregate Borrowing Base Amount); and
(C)
evidence satisfactory to the Administrative Agent that the underlying “as-is” Loan-to-Value Ratio of such Loan Asset (i.e., not the “look- through” Loan-to-Value Ratio of such Loan Asset) measured at the time of origination is no greater than 80% measured at the time of origination (in the case where Loan Asset is secured by a multifamily property) or 75% (in the case of all other Loan Assets).
(iii)
The Administrative Agent shall have received the following, each dated as of the date the Loan Asset is first included in the calculation of Aggregate Borrowing Base Amount:
(A)
a written certification from the Parent Guarantor that the Parent

Guarantor believes in its reasonable, good faith judgment that:
(1)
the Loan Asset satisfies, and will continue to satisfy, all criteria necessary for such Loan Asset to qualify as an “eligible asset” (or similar term) under at least one existing Warehouse Line (each such Loan Asset, a “Warehouse Asset”); or
(2)
the Loan Asset (x) can be sold or syndicated to a third party that is not a Consolidated Party consistent with the Parent Guarantor’s customary market practice and (y) such sale and/or syndication efforts are expected to commence within thirty (30) days after such Loan Asset is first included in the calculation of the Aggregate Borrowing Base Amount and the Parent Guarantor will thereafter pursue such sale or syndication diligently and in good faith (each such Loan Asset, a “Syndication Asset”); or
(3)
the Loan Asset satisfies, and will continue to satisfy, all criteria necessary for such Loan Asset to be sold to an existing or to-be- formed CLO to be managed by the Parent Guarantor or a wholly owned Subsidiary thereof (each such Loan Asset, a “CLO Asset”); or
(4)
the (x) Loan Asset is expected to be repaid or prepaid in immediately available funds within sixty (60) days of the date that the Loan Asset is to be included in the computation of the Aggregate Borrowing Base Amount and (y) amount of such repayment or prepayment will equal or exceed the Borrowing Base Contribution attributable to such Loan Asset (each such Loan Asset, an “Other Asset”);
(B)
a written certification from the Borrower in a form reasonably acceptable to the Administrative Agent that identifies each of the relevant Eligibility Criteria and Eligibility Requirements and confirms that the Loan Asset satisfies all such criteria and requirements, which certification may be included in the Borrowing Base Certificate referenced in clause (C) immediately below; and
(C)
a Borrowing Base Certificate setting forth the Aggregate Borrowing Base Amount after giving pro forma effect to inclusion of such Loan Asset in the Aggregate Borrowing Base Amount.
(iv)
If the Loan Asset is not owned directly by the Borrower, each Direct Owner of such Loan Asset and each Indirect Owner thereof shall be, or concurrently with the inclusion of such Loan Asset shall, pursuant to the terms of Section 6.12, become, a Subsidiary Guarantor, and the Administrative Agent shall have received such documentation as it reasonably deems necessary or desirable to confirm that upon inclusion of the Loan Asset as a Borrowing Base Asset the Administrative Agent will have a first priority perfected lien on the equity interests of each Direct Owner of the Loan Asset and each Indirect Owner thereof.
(v)
The Administrative Agent shall have received such additional documents and information as reasonably requested by it (on behalf of itself or a Lender).

(b)
Removal of Borrowing Base Assets from the Aggregate Borrowing Base Amount for Failure to Satisfy Required Criteria or Failure to Deliver an Underwriting Report.
(i)
If at any time any Loan Asset included in the calculation of the Aggregate Borrowing Base Amount no longer satisfies the Eligibility Criteria and the Eligibility Requirements set forth in Section 2.12(a)(i) and (iii) through (v) (including (A) in the case of a Warehouse Asset, the failure of such Warehouse Asset to satisfy any of the criteria set forth in Section 2.12(a)(iii)(A)(1), (B) in the case of a Syndication Asset, the failure of such Syndication Asset to satisfy any of the criteria set forth in Section 2.12(a)(iii)(A)(2), (C) in the case of a CLO Asset, the failure of such CLO Asset to satisfy any of the criteria set forth in Section 2.12(a)(iii)(A)(3), (D) in the case of an Other Asset, the failure of such Other Asset to satisfy any of the criteria set forth in Section 2.12(a)(iii)(A)(4) and (E) the failure of an Acceptable Appraisal to be delivered to the Administrative Agent with respect to the Property securing such Loan Asset within the time period specified in the proviso to Section 2.12(a)(ii)(B)) (collectively, the “Required Criteria”), then (x) such Loan Asset shall be automatically removed from the Aggregate Borrowing Base Amount; provided that, in the case of a Warehouse Asset that fails to satisfy any of the criteria set forth in Section 2.12(a)(iii)(A)(1), a Syndication Asset that fails to satisfy any of the criteria set forth in Section 2.12(a)(iii)(A)(2), or a CLO Asset that fails to satisfy any of the criteria set forth in Section 2.12(a)(iii)(A)(3) (each an “Unclassified Asset”), the Parent Guarantor may elect to continue to include such Unclassified Asset in the computation of the Aggregate Borrowing Base with an Advance Rate of 45% for up to 30 days following the first day on which such Loan Asset became an Unclassified Asset and (y) the Parent Guarantor shall, within two (2) Business Days after becoming aware that such Loan Asset no longer satisfies the Required Criteria, provide the Administrative Agent and the Lenders with written notice thereof, together with (A) written notice of its election, if applicable, to continue to include such Loan Asset in the computation of the Aggregate Borrowing Base as an Unclassified Asset and (B) a Borrowing Base Certificate setting forth the calculation of the Aggregate Borrowing Base Amount (giving effect to the reclassification of such Loan Asset as an Unclassified Asset or the removal of such Loan Asset from the calculation of the Aggregate Borrowing Base Amount, as applicable). If, after giving effect to any such reclassification of the applicable Loan Asset as an Unclassified Asset or any such removal of the applicable Loan Asset from the calculation of the Aggregate Borrowing Base Amount, as applicable, any mandatory prepayment of Revolving Credit Loans is required under Section 2.03(b), the Borrower shall make such mandatory prepayment in accordance with the terms of Section 2.03(b).
(ii)
If, within ten (10) Business Days after any Eligible Loan Asset is first included in the calculation of the Aggregate Borrowing Base Amount (or such longer period of time as agreed to by the Administrative Agent in its sole discretion), the Borrower has failed to provide the Administrative Agent with a final underwriting report regarding such Eligible Loan Asset in a form substantially similar to the draft underwriting report provided to the Administrative Agent with respect to such Eligible Loan Asset pursuant to Section 2.12(a)(ii)(A), such Eligible Loan Asset shall be removed from the calculation of the Aggregate Borrowing Base Amount until such time as such final underwriting report is delivered to the Administrative Agent. If such Eligible Loan Asset is removed from the calculation of the Aggregate Borrowing Base Amount pursuant to the prior sentence, the Borrower shall promptly (and in any event within two (2) Business Days after its removal) deliver an updated Borrowing Base Certificate to the Administrative Agent setting forth the calculation of the Aggregate Borrowing Base Amount (after giving effect to the removal of such Loan Asset from the calculation of the Aggregate Borrowing Base Amount). If, after giving effect to the removal of such Eligible Loan Asset from the calculation of the Aggregate Borrowing Base Amount, any mandatory prepayment of Revolving Credit Loans is required under Section 2.03(b), the Borrower shall make such mandatory prepayment in accordance with the terms of Section 2.03(b).

(c)
Releases and Removals of Borrowing Base Assets Included in the Calculation of Aggregate Borrowing Base Amount. Except as set forth in Section 2.12(b), Borrowing Base Assets may be removed from the calculation of the Aggregate Borrowing Base Amount and/or released from the Collateral only in accordance with Section 11.21.
2.13
Increase in Commitments.
(a)
Request for Increase. Provided that no Default shall have occurred and is then continuing, upon written notice to the Administrative Agent (which shall, if requested by the Borrower, promptly notify the Lenders), the Borrower may from time to time, request an increase in the Aggregate Commitments to an amount not exceeding $500,000,000 in the aggregate after giving effect to such increase; provided that any such request for an increase shall be in a minimum amount of $25,000,000 (or such lesser amount as the Borrower and the Administrative Agent shall agree). At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall, if applicable, specify the time period within which each Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Lenders). The Borrower may also invite additional Eligible Assignees to become Lenders subject to the approval of the Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed).
(b)
Lender Elections to Increase. To the extent so requested to increase its Commitment by the Borrower, each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.
(c)
Notification by Administrative Agent; New Lenders. The Administrative Agent shall notify the Borrower and each Lender of the Lenders’ responses to each request made by the Borrower under this Section 2.13. To the extent the Borrower invites additional Eligible Assignees to become Lenders, the Borrower shall notify the Administrative Agent of each such Eligible Assignee’s response to such invitation and shall cause each such accepting Eligible Assignee that is approved by the Administrative Agent (each, a “New Lender”) to become a Lender pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel (a “New Lender Joinder Agreement”).
(d)
Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section 2.13, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Lenders and the New Lenders of the final allocation of such increase and the Increase Effective Date. The Administrative Agent is authorized and directed to amend and distribute to the Lenders, including any New Lender becoming a Lender on the Increase Effective Date, a revised Schedule 2.01 that gives effect to the increase and the allocation among the Lenders.
(e)
Conditions to Effectiveness of Increase. As conditions precedent to each such increase, (i) the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) (1) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase or (2) certifying that, as of such Increase Effective Date, the resolutions delivered to the Administrative Agent and the Lenders on the Closing Date (if such resolutions include approval to increase the Aggregate Commitments to an amount at least equal to $500,000,000) are and remain in full force and effect and have not been modified, rescinded or superseded since the date of adoption, and (y) in the case of the Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, in the case of Sections 5.19 and 5.25, in all respects) on and as of such Increase Effective Date, except to the extent that (1) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (2) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such applicable date (including such earlier date set forth in the foregoing clause (1)) after giving effect to such qualification and (3) for purposes of this Section 2.13, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default shall have occurred and is then continuing, (ii) the Administrative Agent shall have received (x) a New Lender Joinder Agreement duly executed by the Borrower and each Eligible Assignee that is becoming a Lender in connection with such increase, which New Lender Joinder Agreement shall (in order to be effective) be acknowledged and consented to in writing by the Administrative Agent and (y) written confirmation from each existing Lender, if any, participating in such increase of the amount by which its Commitment will be increased, (iii) the Borrower shall have paid to the Arranger any fee required to be paid by the Borrower as agreed to in writing by the Arranger and the Borrower in connection therewith and (iv) upon the reasonable request of any New Lender or any existing Lender that has proposed to participate in the increase made at least ten (10) Business Days prior to the Increase Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and Anti-Money Laundering Laws, including, the PATRIOT Act and the Beneficial Ownership Regulation, in each case not later than five (5) Business Days prior to such Increase Effective Date.
(f)
Settlement Procedures. On each Increase Effective Date, promptly following fulfillment of the conditions set forth in clause (e) of this Section 2.13, the Administrative Agent shall notify the Lenders of the occurrence of the increase of the Aggregate Commitments effected on such Increase Effective Date and the amount of the Commitment and Applicable Percentage of each Lender as a result thereof. In the event that the increase in the Aggregate Commitments results in any change to the Applicable Percentage of any Lender, then on the Increase Effective Date (i) any New Lender, and any existing Lender whose Commitment has increased, shall pay to the Administrative Agent such amounts as are necessary to fund its new or increased Applicable Percentage of all existing Revolving Credit Loans, (ii) the Administrative Agent will use the proceeds thereof to pay to all existing Lenders whose Applicable Percentage is decreasing such amounts as are necessary so that each Lender’s participation in existing Revolving Credit Loans will be equal to its adjusted Applicable Percentage, and (iii) if the Increase Effective Date occurs on a date other than the last day of an Interest Period applicable to any outstanding Revolving Credit Loan that is a Term SOFR Loan, then the Borrower shall pay any amounts required pursuant to Section 3.05 on account of the payments made pursuant to clause (ii) of this sentence.

(g)
Conflicting Provisions. This Section 2.13 shall supersede any provisions in Section 2.10 or 11.01 to the contrary.

ARTICLE III. TAXES, YIELD PROTECTION AND ILLEGALITY

3.01
Taxes.
(a)
Defined Terms. For purposes of this Section 3.01, the term “applicable Law” includes FATCA.
(b)
Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Law. If any applicable Law (as determined in the good faith discretion of an applicable withholding agent) require the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding, and shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with applicable Law, and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including such withholdings and deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(c)
Payment of Other Taxes by the Loan Parties. Without limiting the provisions of subsection (a) above, each Loan Party shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)
Indemnification by the Loan Parties. Each Loan Party shall, and does hereby, jointly and severally, indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent demonstrable error. Each Loan Party shall, and does hereby, jointly and severally, indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(e) below.

(e)
Indemnification by the Lenders. Each Lender shall, and does hereby, severally indemnify, and shall make payment in respect thereof within ten (10) days after demand therefor,

(x) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting or expanding the obligation of the Loan Parties to do so),

(y) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent or a Loan Party shall be conclusive absent demonstrable error. Each Lender hereby authorizes the Administrative Agent and each Loan Party to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent or a Loan Party under this clause (e).

(f)
Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority as provided in this Section 3.01, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)
Status of Lenders; Tax Documentation.
(i)
Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Unless the applicable withholding agent has received forms or other documents reasonably satisfactory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding tax or are subject to such Tax at a rate reduced by an applicable tax treat, the applicable withholding agent may withhold amounts required to be withheld by applicable Law from such payments at the applicable statutory rate.

(ii)
Without limiting the generality of the foregoing:
(A)
any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(I)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of,

U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(II)
executed copies of IRS Form W-8ECI;
(III)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W- 8BEN, as applicable); or

(IV)
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W- 8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;
(C)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)
if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the Closing Date.
(iii)
Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h)
Treatment of Certain Refunds. Unless required by applicable Law, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this clause (h) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (h) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person.
(i)
Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.
3.02
Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to perform any of its obligations hereunder or make, maintain or fund Revolving Credit Loans or charge interest with respect to any Revolving Credit Loans whose interest is determined by reference to SOFR, Daily Simple SOFR and/ or Term SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to engage in reverse repurchase of U.S. Treasury securities transactions of the type included in the determination of SOFR, or to determine or charge interest rates based upon SOFR, Daily Simple SOFR and/ or Term SOFR, then, upon notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to issue, make, maintain, fund or charge interest with respect to any such Credit Extension or continue Daily SOFR Loans or Term SOFR Loans or to convert Base Rate Loans to Daily SOFR Loans or Term SOFR Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon the Borrower’s receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Daily SOFR Loans and Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor (in the case of Term SOFR Loans), if such Lender may lawfully continue to maintain such Term SOFR Loans to such day, or immediately, in the case of Daily SOFR Loans or if such Lender may not lawfully continue to maintain such Term SOFR Loans and

(y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender (such Lender to advise the Administrative Agent promptly after knowledge of the change in circumstances) that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05.

3.03
Inability to Determine Rates; Replacement of Term SOFR.
(a)
Inability to Determine Rates. If in connection with any request for a Daily SOFR Loan or a Term SOFR Loan or a conversion of a Base Rate Loans or a Daily SOFR Loans to a Term SOFR Loan , any conversion of a Base Rate Loan or a Term SOFR Loan to a Daily SOFR Loan, or any continuation of a Term SOFR Loan, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under clause (i) of Section 3.03(b) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan or for determining the Daily Simple SOFR for any determination date with respect to an existing or proposed Daily SOFR Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or the Daily Simple SOFR with respect to an existing or proposed Daily SOFR Loan, as the case may be, does not adequately and fairly reflect the cost to such Lenders of funding such Revolving Credit Loan, the Administrative Agent will promptly so notify the Borrower and each Lender.

Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans and/or to make Daily SOFR Loans, as applicable, or to convert Base Rate Loans or Daily SOFR Loans to Term SOFR Loans or Base Rate Loans or Term SOFR Loans to Daily SOFR Loans, shall be suspended, (to the extent of the affected Term SOFR Loans, Daily SOFR Loans or Interest Periods), and (y) in the event of a determination described in clause (i)(B) of the preceding paragraph with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of the first paragraph of this Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice.

Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Term SOFR Loans or a Borrowing of or conversion to Daily SOFR Loans (to the extent of the affected Term SOFR Loans, Daily SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding Term SOFR Loans and Daily SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately, in the case of Daily SOFR Loans, and at the end of their respective applicable Interest Period, in the case of Term SOFR Loans.

(b)
Replacement of Term SOFR and SOFR or a Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that:
(i)
adequate and reasonable means do not exist for ascertaining both SOFR and one month, three month and six month interest periods of Term SOFR, including, without limitation, because SOFR is not available or published on a current basis or the Term SOFR Screen Rate is not available or published on a current basis, as applicable, and such circumstances are unlikely to be temporary; or
(ii)
CME or any successor administrator of the Term SOFR Screen Rate, and the Federal Reserve Bank of New York or any successor administrator of SOFR, or a Governmental Authority having jurisdiction over the Administrative Agent or any such administrator with respect to its publication of SOFR and/or Term SOFR, as applicable, in each case acting in such capacity, has made a public statement identifying a specific date after which SOFR and one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate, as applicable, shall or will no longer be made available, or permitted to be used for determining the interest rate of Dollar denominated syndicated loans, or shall or will otherwise cease; provided that, at the time of such statement, there are no successor administrators that are satisfactory to the Administrative Agent, that will continue to provide SOFR or such interest periods of Term SOFR, as applicable, after such specific date (the latest date on which SOFR or one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “Scheduled Unavailability Date”)

or if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then, on a date and time determined by the Administrative Agent (any such date, the “Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing SOFR and Term SOFR or any then current Successor Rate in accordance with this Section 3.03, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar Dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated in its reasonable discretion (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment.

The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.

Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.

Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents.

In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective.

3.04
Increased Costs.
(a)
Increased Costs Generally. If any Change in Law shall:
(i)
impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;
(ii)
subject any Recipient to any Taxes (other than (A) Indemnified Taxes,
(B)
Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and
(C)
Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)
impose on any Lender any other condition, cost or expense affecting this Agreement or Daily SOFR Loans or Term SOFR Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Revolving Credit Loan (or of maintaining its obligation to make any such Revolving Credit Loan), or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered; provided, however, that Borrower’s obligations with respect to any Taxes shall be governed solely by Section 3.01.

(b)
Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitment of such Lender or the Revolving Credit Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(c)
Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof.
(d)
Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
3.05
Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)
any continuation, conversion, payment or prepayment of any Revolving Credit Loan other than a Base Rate Loan on a day other than the last day of any Interest Period, relevant Interest Payment Date or payment period, as applicable, for such Revolving Credit Loan, if applicable (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)
any failure by the Borrower (for a reason other than the failure of such Lender to make a Revolving Credit Loan) to prepay, borrow, continue or convert any portion of the

Revolving Credit Loans (other than a Base Rate Loan) on the date or in the amount notified by the Borrower; or

(c)
any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13;

including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain the Revolving Credit Loans or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

3.06
Mitigation Obligations; Replacement of Lenders.
(a)
Designation of a Different Lending Office. Each Lender may make any Revolving Credit Loan to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrower to repay the Revolving Credit Loan in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Revolving Credit Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)
Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 11.13.
3.07
Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.

ARTICLE IV. CONDITIONS PRECEDENT

4.01
Conditions of Effectiveness. This Agreement shall become effective on and as of the first date (the “Closing Date”) on which all of the following conditions precedent shall have been satisfied or waived in accordance with Section 11.01:
(a)
The Administrative Agent’s receipt of the following, each of which shall be originals, .pdf copies sent via electronic mail or telecopied (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

(i)
executed counterparts of this Agreement in such number as is reasonably requested by the Administrative Agent;
(ii)
a Note executed by the Borrower in favor of each Lender requesting a Note;
(iii)
executed counterparts of the Pledge Agreement;
(iv)
a duly completed Compliance Certificate signed by the chief financial officer of the Parent Guarantor, giving pro forma effect to the transactions to occur on the Closing Date (including, without limitation, all Revolving Credit Loans, if any, to occur on the Closing Date);
(v)
[reserved];
(vi)
a certificate of each Loan Party dated as of the proposed Closing Date signed by a Responsible Officer of such Loan Party certifying that, on the Closing Date before and after giving effect to the effectiveness of this Agreement, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, in the case of Sections 5.19 and 5.25, in all respects) on and as of such date, except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (y) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date (including such earlier date set forth in the foregoing clause (x)) after giving effect to such qualification, (B) no Default exists and (C) the conditions specified in Sections 4.01(b) and (c) have been satisfied; and
(vii)
such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;
(viii)
such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or formation;
(ix)
customary written opinions from the Loan Parties’ legal counsel, including, if applicable, appropriate local counsel, covering authority, legality, validity, binding effect and enforceability of the Loan Documents, non-contravention with law, contracts and Organization Documents, and attachment and perfection of Liens, as well as such other matters as the Administrative Agent may reasonably request; the legal counsel and the terms of the opinions must be reasonably acceptable to the Administrative Agent;

(x)
certified copies of UCC, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents (together with copies of such financing statements and documents) that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches, if any, that the Administrative Agent reasonably deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Liens permitted to exist pursuant to the terms hereof) or if any such financing statement covers any Collateral, the Administrative Agent shall have received copies of termination statements and/or financing statement amendments, in form and substance satisfactory to the Administrative Agent, for filing in all applicable jurisdictions as may be necessary to terminate any such effective financing statements or release any such Collateral therefrom, together with evidence reasonably satisfactory to the Administrative Agent that such termination statements and amendments have been submitted for filing in all such jurisdictions; and
(xi)
proper Financing Statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Pledge Agreement, covering the Collateral described in the Pledge Agreement and such other agreements and documents, and evidence that all other actions, recordings, updating of registers, notices of charge and filings have been taken or served, in each case that the Administrative Agent may reasonably deem necessary or desirable in order to create or perfect the Liens created under the Collateral Documents (including the delivery of the certificates representing any Equity Interests in any Person that have been pledged pursuant to the Pledge Agreement (together with undated stock powers or other appropriate instruments of transfer executed and delivered in blank by a duly authorized officer of the holder(s) of such Equity Interests) and other possessory collateral to the Administrative Agent) and the organizational documents of each pledged entity shall, to the extent necessary or desirable, have been modified to assure that the Administrative Agent will be able to realize on all of the Collateral upon and during the continuance of an event of default.
(b)
There shall not have occurred since the date of the Audited Financial Statements any event or circumstance that has had or would reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.
(c)
The absence of any action, suit, investigation or proceeding, pending or threatened, in any court or before any arbitrator or Governmental Authority that purports to materially affect the Borrower, any of the Guarantors or any of their respective Subsidiaries, or any transaction contemplated hereby, or that would reasonably be expected to have a Material Adverse Effect.
(d)
At least five (5) Business Days prior to the Closing Date, the Administrative Agent and each Lender, as applicable, shall have received documentation and other information with respect to each of the Loan Parties which is required by regulatory authorities under applicable

“know your customer” rules and regulations and Anti-Money Laundering Laws, including, without limitation, the Beneficial Ownership Regulations, the Act and regulations implemented by the US Treasury’s Financial Crimes Enforcement Network under the Bank Secrecy Act reasonably requested by the Administrative Agent or such Lender at least ten (10) Business Days prior to the Closing Date.

(e)
Any fees required to be paid on or before the Closing Date shall have been paid.
(f)
Unless waived by the Administrative Agent, the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the Closing Date, plus such additional amounts of such reasonable fees, charges and disbursements as shall constitute its reasonable estimate of such reasonable fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01 each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02
Conditions to all Revolving Credit Loans. The obligation of each Lender to honor any request for a Borrowing, conversion or continuation of Revolving Credit Loans (other than a Committed Loan Notice requesting only a conversion of Revolving Credit Loans to another Type, or a continuation of Term SOFR Loans) is subject to the following conditions precedent:
(a)
The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, in the case of Sections 5.19 and 5.25, in all respects) on and as of the date of such Revolving Credit Loan, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date (including such earlier date set forth in the foregoing clause (i)) after giving effect to such qualification and (iii) for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.
(b)
No Default shall exist, or would result from such proposed Revolving Credit Loan or from the application of the proceeds thereof.
(c)
The Administrative Agent shall have received a Committed Loan Notice in accordance with the requirements hereof.

(d)
The Administrative Agent shall have received a Borrowing Base Certificate from the Borrower with the information set forth therein being as of the date of such requested Borrowing, that demonstrates compliance with clause (e) below.
(e)
After giving effect to the proposed Revolving Credit Loan, Availability shall equal or exceed zero ($0).
(f)
In the case of the initial request for a Borrowing, the Administrative Agent shall have received certified copies of UCC lien searches of a recent date listing all effective financing statements (together with copies of such financing statements) that name any Loan Party as debtor and that are filed in those state jurisdictions in which any Loan Party is organized, none of which encumber the Collateral covered or intended to be covered by the Collateral Documents (other than Liens permitted to exist pursuant to the terms hereof).

Each request for a Borrowing, conversion or continuation of Revolving Credit Loans (other than a Committed Loan Notice requesting only a conversion of Revolving Credit Loans to another Type or a continuation of Term SOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b), and, in the case of the initial request for a Borrowing, Section 4.02(f), have been satisfied on and as of the date of the applicable Revolving Credit Loan.

ARTICLE V. REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

5.01
Existence, Qualification and Power. Each Loan Party and each Subsidiary thereof (a) is duly organized, incorporated or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
5.02
Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is party have been duly authorized by all necessary corporate or other organizational action, and do not and will not

(a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law; except in each case referred to in clause (b)(i) to the extent that such conflict or violation could not reasonably be expected to have a Material Adverse Effect.

5.03
Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents or (c) except for the filing of UCC financing statements, the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof, subject to Permitted Collateral Liens). In addition, no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the enforcement of any Loan Party of, or the exercise by the Administrative Agent or any Lender of its rights under, the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than, with respect to Borrowing Base Assets that constitute Syndication Assets, Permitted Loan Asset Encumbrances described in clause (b) of the definition thereof.
5.04
Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except to the extent that the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights in general and to general principles of equity.
5.05
Financial Statements; No Material Adverse Effect.
(a)
The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Parent Guarantor and its consolidated Subsidiaries as of the date thereof and their results of operations, cash flows and changes in shareholders’ equity for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Parent Guarantor and its consolidated Subsidiaries as of the date thereof, including liabilities for Taxes, material commitments and Indebtedness.
(b)
The unaudited consolidated balance sheets of the Parent Guarantor and its Subsidiaries dated March 31, 2022, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Parent Guarantor and its consolidated Subsidiaries as of the date thereof and their results of operations, cash flows and changes in shareholders’ equity for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments.

(c)
Since the date of the balance sheet included in the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
5.06
Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of such Loan Party, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against such Loan Party or any of its Subsidiaries or against any of their properties or revenues that (a) challenges the validity or enforceability of this Agreement, any other Loan Document or any of the transactions contemplated hereby, or otherwise purports to restrict or prohibit the performance of all or any portion of this Agreement, any other Loan Document or any of the transactions contemplated hereby, or (b) either individually or in the aggregate, if adversely determined, would reasonably be expected to have a Material Adverse Effect.
5.07
No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.
5.08
Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of each Loan Party and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01.
5.09
Environmental Compliance. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Loan Parties and their respective Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) to the extent within the control of the Loan Parties and their respective Subsidiaries, each of their Environmental Permits will be timely renewed and complied with, any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense, and compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.
5.10
Insurance. The properties of the Parent Guarantor and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Parent Guarantor, in such amounts with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Parent Guarantor or the applicable Subsidiary operates, except in the case of Subsidiaries that are not Loan Parties where the failure to maintain such insurance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.11
Taxes. The Parent Guarantor and each of its Subsidiaries have timely filed all federal, state and other material tax returns and reports required to be filed, and have timely paid all federal, state and other material Taxes (whether or not shown on a tax return), including in its capacity as a withholding agent, levied or imposed upon it or its properties, income or assets otherwise due and payable, except those Taxes which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP, and except in the case of Subsidiaries that are not Loan Parties where the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment or other claim against, and no tax audit with respect to, any Loan Party or any Subsidiary, except in each case as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
5.12
ERISA Compliance.
(a)
Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state laws. Each Pension Plan that is intended to be a qualified plan under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, or an application for such a letter is currently being processed by the Internal Revenue Service or will be filed with the Internal Revenue Service within the remedial amendment period. To the best knowledge of such Loan Party, nothing has occurred that would prevent or cause the loss of such tax-qualified status.
(b)
There are no pending or, to the best knowledge of such Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)
Except for any of the following which could not reasonably be expected to result in a Material Adverse Effect (i) no ERISA Event has occurred, and neither such Loan Party nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event with respect to any Pension Plan or Multiemployer Plan;

(ii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither such Loan Party nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iii) neither such Loan Party nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (iv) neither such Loan Party nor any

ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (v) no Pension Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan.

(d)
Neither such Loan Party nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan other than (A) on the Closing Date, those listed on Schedule 5.12(d) hereto and (B) thereafter, Pension Plans not otherwise prohibited by this Agreement.
(e)
The Borrower is not a Plan nor will it be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Plans in connection with the Revolving Credit Loans or the Commitments.
5.13
Loan Parties. As of the Closing Date, all of the outstanding Equity Interests of each Subsidiary of each Loan Party has been validly issued, are fully paid and nonassessable and are owned by a Loan Party or a Subsidiary thereof free and clear of all Liens other than Liens permitted to exist under Section 7.01. All of the outstanding Equity Interests in each Loan Party have been validly issued and are fully paid and nonassessable. Set forth on Schedule 5.13 is a complete and accurate list of all Loan Parties, showing as of the Closing Date (as to each Loan Party) the jurisdiction of its incorporation and the address of its principal place of business. As of the Closing Date, the copy of the charter of each Loan Party and each amendment thereto previously provided to the Administrative Agent on or prior to the Closing Date is a true and correct copy of each such document, each of which is valid and in full force and effect.
5.14
Margin Regulations; Investment Company Act.
(a)
Such Loan Party is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. Immediately following the application of the proceeds of each Borrowing, not more than 25% of the value of the assets (either of such Loan Party only or of the Loan Parties and their Subsidiaries on a consolidated basis) subject to the provisions of Section 7.01 or subject to any restriction contained in any agreement or instrument between such Loan Party and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock.
(b)
None of the Parent Guarantor, any Person Controlling the Parent Guarantor, or any Subsidiary of the Parent Guarantor is or is required to be registered as an “investment company” under the Investment Company Act of 1940.
5.15
Disclosure. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (taken as a whole and as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that (a) with respect to projected financial information and other forecasts, such Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood and agreed that financial projections are not a guarantee of financial performance and that actual results may differ from financial projections and such differences may be material) and (b) no representation is made hereunder with respect to any reports, certificates or other information received by the Borrower or any other Loan Party and delivered to the Administrative Agent or any Lender with respect to the Eligible Loan Assets or Borrowing Base Assets.

5.16
Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which

(a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.17
Taxpayer Identification Number. Each Loan Party’s true and correct U.S. taxpayer identification number (or the equivalent thereof, in the case of Foreign Obligor) is set forth on Schedule 11.02 (or, in the case of a Subsidiary that becomes a Loan Party after the Closing Date, is set forth in the information provided to the Administrative Agent with respect to such Subsidiary pursuant to Section 6.12).
5.18
Solvency. Each Loan Party individually, and together with its Subsidiaries on a consolidated basis, is Solvent.
5.19
OFAC. No Loan Party, no Subsidiary of any Loan Party nor, to the knowledge of senior management of each Loan Party, none of its Affiliates and none of the respective officers, directors, brokers or agents of any Loan Party acting or benefiting in any capacity in connection with the Revolving Credit Loans is (i) currently the subject or target of any Sanctions, (ii) included on any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nationals Security Counsel, the European Union or any European Union member state, including OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. No Revolving Credit Loan, nor the proceeds from any Revolving Credit Loan, has knowingly been used by any Loan Party or any Subsidiary of any Loan Party to lend, contribute, provide or has otherwise made available to fund any activity or business in any Designated Jurisdiction or to fund any activity or business of any Person located, organized or residing in any Designated Jurisdiction or who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Lender, the Arranger or the Administrative Agent) of Sanctions.
5.20
Collateral Documents. The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Liens permitted by Section 7.01) on all right, title and interest of the respective Loan Parties in the Collateral described therein, subject to the actions required therein with respect to perfection and priority of such Lien. Except for filings completed on or prior to the Closing Date and as contemplated hereby and by the Collateral Documents and except for the delivery of effective Control Agreements contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens.

5.21
Anti-Money Laundering Laws; Anti-Corruption Laws.
(a)
No Loan Party or its Subsidiaries, nor, to the knowledge of senior management of each Loan Party, none of its Affiliates and none of the respective officers, directors, brokers or agents of any Loan Party (i) has violated or is in violation of any applicable Anti-Money Laundering Laws or (ii) has engaged or engages in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of offenses designated in any applicable law, regulation or other binding measure implementing the “Forty Recommendations” and “Nine Special Recommendations” published by the Organisation for Economic Cooperation and Development’s Financial Action Task Force on Money Laundering.
(b)
The Loan Parties and their Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977 and, to the extent applicable to the Loan Parties and their Subsidiaries, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.
5.22
REIT Status; Stock Exchange Listing. The Parent Guarantor is currently organized and currently operates in conformity with the requirements for qualification and taxation as a REIT. The Parent Guarantor is publicly traded with securities listed on the New York Stock Exchange.
5.23
Borrowing Base Assets. Each Loan Asset included in any calculation of the Aggregate Borrowing Base Amount (including any component definition thereof), satisfied, at the time of such calculation, each of the Eligibility Criteria.
5.24
Affected Financial Institutions. No Loan Party is an Affected Financial Institution.
5.25
Beneficial Ownership. As of the Closing Date and, each Increase Effective Date, the information included in each Beneficial Ownership Certification delivered to the Administrative Agent and/or any Lender on such date is true and correct in all respects.
5.26
Covered Entities. No Loan Party is a Covered Entity.

ARTICLE VI. AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment or any Revolving Credit Loan or other Obligation hereunder shall remain unpaid or unsatisfied, each Loan Party shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03, 6.11, 6.16 and 6.17) cause each Subsidiary thereof to:

6.01
Financial Statements, Borrowing Base Certificates and Related Information. Deliver to the Administrative Agent (for distribution to the Lenders), in form and detail reasonably satisfactory to the Administrative Agent:
(a)
as soon as available, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Parent Guarantor (or, if earlier, fifteen (15) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) (commencing with the fiscal year ended December 31, 2021), a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;
(b)
as soon as available, but in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Parent Guarantor (or, if earlier, five

(5) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) (commencing with the fiscal quarter ended June 30, 2022), a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Parent Guarantor’s fiscal year then ended, and the related consolidated statements of changes in shareholders’ equity, and cash flows for the portion of the Parent Guarantor’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Parent Guarantor as fairly presenting the financial condition, results of operations, shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

(c)
concurrently with the delivery of the financial statements referred to in Section 6.01(b) and within forty-five (45) days after the last fiscal quarter of each fiscal year of the Parent Guarantor, or more frequently if requested by the Administrative Agent upon the occurrence and during the continuance of a Default, a Borrowing Base Certificate.

2As to any information contained in materials furnished pursuant to Section 6.02(d), the Borrower shall not be separately required to furnish such information under subsections (a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in subsections (a) and (b) above at the times specified therein.

2 The substance of clause (d) that was added is covered in Section 6.02.

6.02
Certificates; Other Information. Deliver to the Administrative Agent (for distribution to the Lenders), in form and detail reasonably satisfactory to the Administrative Agent:
(a)
[intentionally omitted];
(b)
concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal year ended December 31, 2022), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller of the Parent Guarantor;
(c)
promptly after any reasonable request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Parent Guarantor by independent accountants in connection with the accounts or books of the Parent Guarantor or any Subsidiary, or any audit of any of them;
(d)
promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Parent Guarantor, and copies of all annual, regular, periodic and special reports and registration statements which the Parent Guarantor may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;
(e)
promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” rules and regulations and Anti-Money-Laundering Laws, including, without limitation, the Act and the Beneficial Ownership Regulation;
(f)
promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each material notice or other material correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation of any Loan Party or any Subsidiary thereof, but excluding, for the avoidance of doubt, comment letters or other ordinary course notices or correspondence;
(g)
promptly, and in any event, within five (5) Business Days after receipt thereof by a Loan Party, any material amendments, consents or waivers with respect to any Borrowing Base Asset and entered into or delivered on or after the Closing Date; and
(h)
promptly, such additional information regarding the business, financial or corporate affairs of any Loan Party or any Subsidiary thereof (including, without limitation, forecasts of consolidated balance sheets and statements of income or operations and cash flows of the Parent Guarantor and its Subsidiaries), or compliance with the terms of the Loan Documents, or any information with respect to any Borrowing Base Asset, in each case as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date

(i) on which the Parent Guarantor posts such documents, or provides a link thereto on the Parent Guarantor’s website on the Internet at the website address listed on Schedule 11.02; or (ii) on which such documents are posted on the Parent Guarantor’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

Each Loan Party hereby acknowledges that the Administrative Agent and/or the Arranger may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of any Loan Party hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or substantially similar electronic transmission system (the “Platform”).

6.03
Notices. Notify the Administrative Agent and each Lender promptly following its becoming aware of:
(a)
the occurrence of any Default or Event of Default;
(b)
any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including any Material Adverse Effect that arises by virtue of (i) any breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary thereof; (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws;
(c)
the occurrence of any default or event of default under or related to any of the Borrowing Base Assets;
(d)
the occurrence of any ERISA Event; and
(e)
any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof.

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and propose to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04
Payment of Obligations. (a) Except to the extent the same are being contested in good faith by appropriate proceedings diligently conducted (which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien) and adequate reserves in accordance with GAAP are being maintained by the applicable Loan Party, pay and discharge as the same shall become due and payable, (i) all material Tax liabilities, assessments and governmental charges or levies upon it or its properties or assets; (ii) all lawful claims which, if unpaid, would by law become a Lien not permitted by the provisions of Section 7.01 upon its property; and (iii) all Indebtedness, as and when due and payable, unless the failure to do so could not reasonably be expected to result in an Event of Default; and (b) timely file all material tax returns required to be filed.
6.05
Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority that has jurisdiction over any Loan Party, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents, except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.
6.06
Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in the ordinary course in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities, except in each case of the foregoing clauses (a) through (c) where the failure to do so would not reasonably be expected to have a Material Adverse Effect.
6.07
Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Loan Parties, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.
6.08
Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or

(b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09
Books and Records. (a) Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Loan Party or such

Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Loan Party or such Subsidiary, as the case may be.

6.10
Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (provided the Borrower will have the right to be present during any discussions with such accountants), all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that (a) so long as no Event of Default exists the Administrative Agent and the Lenders may not exercise the foregoing rights more than two (2) times in any calendar year, and (b) so long as an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.
6.11
Use of Proceeds. Use the proceeds of the Revolving Credit Loans only for general corporate purposes not in contravention of any Law or of any Loan Document; provided that not more than one Revolving Credit Loan in any calendar month shall be used to fund Future Funding Advances with respect to any Borrowing Base Asset.
6.12
Additional Subsidiary Guarantors.
(a)
Cause each Subsidiary that is not a Guarantor and is a Direct Owner with respect to any Loan Asset that the Borrower wants to include in the calculation of the Aggregate Borrowing Base Amount to become a Guarantor hereunder, and each other Subsidiary that is an Indirect Owner of a Direct Owner of such Loan Asset to become a Guarantor hereunder and a Pledgor under the Pledge Agreement. In connection therewith the Borrower shall:
(i)
provide the Administrative Agent with the U.S. taxpayer identification number for each such Subsidiary;
(ii)
provide the Administrative Agent and each Lender with all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its obligations under applicable “know your customer” rules and regulations and Anti-Money Laundering Laws, including the Act;
(iii)
cause each such Subsidiary to execute and deliver to the Administrative Agent a joinder agreement to the Guaranty and, if applicable, the Pledge Agreement, in each case, in form and substance satisfactory to the Administrative Agent,
(iv)
deliver to the Administrative Agent the New Guarantor Deliverables with respect to each such Subsidiary; and
(v)
take all actions that the Administrative Agent reasonably deems necessary or desirable to cause the Liens created by the Pledge Agreement in the Equity Interests and other Collateral of each such Subsidiary to be first priority, perfected Liens (subject only to Permitted Equity Encumbrances) in accordance with all applicable Laws.

Without limitation of the foregoing, the Borrower further agrees to cause each of its Subsidiaries that owns any Collateral (including any Division Successor that owns such Collateral as the result of a Division) to become, on or before its ownership of such Collateral, (x) a Guarantor by executing a joinder agreement to the Guaranty in form and substance reasonably satisfactory to the Administrative Agent and (y) a Pledgor under the Pledge Agreement by executing a joinder agreement to the Pledge Agreement in form and substance reasonably satisfactory to the Administrative Agent, and to provide to the Administrative Agent the items listed in, and take any actions required by, clauses (i) through (v) above with respect to such Subsidiary.

(b)
Notwithstanding anything to the contrary contained in this Agreement, in the event that the results of any such “know your customer” or similar investigation conducted by the Administrative Agent with respect to any Subsidiary are not satisfactory in all respects to the Administrative Agent, such Subsidiary shall not be permitted to become a Guarantor, and for the avoidance of doubt no Loan Asset owned by such Subsidiary shall be an Eligible Loan Asset or a Borrowing Base Asset or included in the calculation of the Aggregate Borrowing Base Amount unless the Administrative Agent has consented thereto in writing.
6.13
Anti-Corruption Laws; Sanctions. Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977 and, to the extent applicable to a Loan Party or any Subsidiary thereof, the UK Bribery Act 2010, and other applicable anti-corruption legislation in other jurisdictions and with all applicable Sanctions, and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions.
6.14
Compliance with Environmental Laws. Comply, and cause all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties, in each case except to the extent that the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.
6.15
Further Assurances. Promptly upon the reasonable request by the Administrative Agent, or any Lender through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the full extent permitted by applicable Law, subject any Loan Party’s properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party is or is to be a party.
6.16
Maintenance of REIT Status; Stock Exchange Listing. Cause the Parent Guarantor (a) to continue its method of operation so as to enable it to meet the requirements for qualification and taxation as a REIT and (b) to remain publicly traded with securities listed on the New York Stock Exchange.

6.17
Information Regarding Collateral. Not effect, with respect to any Pledgor, any change (i) in such Pledgor’s legal name, (ii) in the location of such Pledgor’s chief executive office,

(iii) in such Pledgor’s identity or organizational structure, (iv) in such Pledgor’s federal taxpayer identification number or organizational identification number, if any, or (v) in such Pledgor’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until

(A) it shall have given the Administrative Agent not less than thirty (30) days’ prior written notice (in the form of certificate signed by a Responsible Officer), or such lesser notice period agreed to by the Administrative Agent, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Administrative Agent may reasonably request and (B) it shall have taken all action reasonably satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral, if applicable. The Borrower agrees to promptly provide the Administrative Agent with certified Organization Documents reflecting any of the changes described in the preceding sentence. Notwithstanding the foregoing or anything else to the contrary contained herein or in any other Loan Document, (x) the Parent Guarantor hereby agrees that it will at all times maintain its jurisdiction of organization as Maryland or one of the other States within the United States and (y) the Borrower hereby agrees that it will at all times maintain its jurisdiction of organization as Delaware or one of the other States within the United States and will cause each of its Subsidiaries to be organized or incorporated in, and at all times thereafter maintain its jurisdiction of organization as, Delaware or one of the other States within the United States.

ARTICLE VII. NEGATIVE COVENANTS

So long as any Lender shall have any Commitment or any Revolving Credit Loan or other Obligation hereunder shall remain unpaid or unsatisfied:

7.01
Liens.
(A)
The Borrower shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than Permitted Liens.
(B)
The Parent Guarantor shall not, nor shall it permit any of its Subsidiaries (other than the Borrower and any Subsidiary of the Borrower) to, directly or indirectly create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than any of the following:
(1)
Permitted Equity Encumbrances;
(2)
Liens, the incurrence or the existence of which, shall not result in a Material Adverse Effect or an Event of Default; and
(3)
Liens securing Indebtedness permitted under Section 7.03(B).

7.02
Investments.
(A)
The Borrower shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, make any Investments, except Eligible Loan Assets and Investments in the Subsidiary Guarantors.
(B)
The Parent Guarantor shall not, nor shall it permit any of its Subsidiaries (other than the Borrower and any Subsidiary of the Borrower) to, directly or indirectly, make any Investment, except any of the following:
(1)
Investments held by the Parent Guarantor or such Subsidiary in the form of Cash Equivalents;
(2)
Investments by the Parent Guarantor and such Subsidiaries in their respective Subsidiaries;
(3)
Investments, the making of which, in the reasonable opinion of the Parent Guarantor at the time of the making of (or the commitment to make) such investment, shall not result in a Material Adverse Effect or an Event of Default;
(4)
the Guaranty;
(5)
to the extent any Investment constitutes Indebtedness, such Indebtedness is permitted to be incurred pursuant to Section 7.03(B); and
(6)
any other Investment, provided, that, taking into account the making of such Investment, the Loan Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.12.
7.03
Indebtedness.
(A)
The Borrower shall not shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except:
(1)
Indebtedness under the Loan Documents; and
(2)
in the case of the Borrower, customary contractual indemnities owed to the administrative agent, collateral agent, trustee or any similar agent or servicer under a Borrowing Base Asset.
(B)
The Parent Guarantor shall not, nor shall it permit any of its Subsidiaries (other than the Borrower and any Subsidiary of the Borrower) to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except any of the following:
(1)
Indebtedness under the Loan Documents;
(2)
Indebtedness outstanding on the Closing Date; and
(3)
any other Indebtedness (including any refinancings, refundings, amendments, restatements, modifications, increases, renewals or extensions of Indebtedness outstanding on the Closing Date), provided, that, taking into account the incurrence of such Indebtedness, the Loan Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.12.

7.04
Fundamental Changes.
(A)
The Borrower shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (including, in each case, pursuant to a Division), except that, so long as no Default exists or would result therefrom, (i) any Subsidiary of the Borrower may merge, liquidate or dissolve into, or consolidate with (1) the Borrower, provided that the Borrower shall be the continuing or surviving Person or (2) any one or more other Subsidiaries of the Borrower, provided that if any such Person is a Subsidiary Guarantor and is merging with, liquidating into or consolidating with another Subsidiary of the Borrower that is not a Subsidiary Guarantor, such Subsidiary Guarantor shall be the continuing or surviving Person and (ii) if the Equity Interests of any Person involved in such merger, liquidation or consolidation are Collateral under the Pledge Agreement, then the Equity Interests of the survivor of such merger or consolidation, or Equity Interests of the Person to whom the other Subsidiary has liquidated into, as applicable, shall be pledged as Collateral under the Pledge Agreement.
(B)
The Parent Guarantor shall not, nor shall it permit any of its Subsidiaries (other than the Borrower and any Subsidiary of the Borrower) to, directly or indirectly, merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (including, in each case, pursuant to a Division), except that, so long as no Default has occurred and is continuing or would result therefrom:
(1)
any Subsidiary that is not a Loan Party may Dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation, dissolution, merger or consolidation) to another Subsidiary;
(2)
any Subsidiary (other than the Borrower and the Subsidiary Guarantors) may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, that in each case, immediately after giving effect thereto in the case of any such merger to which any Loan Party is a party, the survivor is, or upon such merger will by operation of law or otherwise be, a Loan Party; and
(3)
any Disposition (including any Disposition of Equity Interests) that is permitted by clause (B)(2) or (B)(4) of Section 7.05 is permitted.
7.05
Dispositions.
(A)
The Borrower shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, make any Disposition, except (1) pursuant to a Release Transaction as to which the

Release Conditions have been satisfied, and (2) Dispositions of property by any Subsidiary of the Borrower to the Borrower or to another Subsidiary of the Borrower, provided, that (x) if the transferor is a Subsidiary Guarantor, then the transferee must be the Borrower or a Subsidiary Guarantor and (y) if the property subject to such Disposition includes any Collateral, then, after giving effect to such Disposition, such property shall continue to constitute Collateral.

(B)
The Parent Guarantor shall not, nor shall it permit any of its Subsidiaries (other than the Borrower and any Subsidiary of the Borrower) to, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition, except:
(1)
Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business;
(2)
Dispositions of property by any Subsidiary to a Guarantor;
(3)
Dispositions permitted by clause (B)(1), (B)(2) or (B)(3) of Section 7.04;

and

(4)
any other Disposition of assets not constituting Collateral, provided, that

(x) such Disposition shall not, in the reasonable opinion of the applicable Loan Party at the time of such Disposition (or the commitment to enter into such Disposition), be reasonably expected to result in a Material Adverse Effect, (y) at the time of such Disposition, no Default shall have occurred and be continuing or would result therefrom and (z) taking into account such Disposition, the Loan Parties shall be in compliance, on a pro forma basis, with provisions of Section 7.12.

7.06
Restricted Payments. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:
(a)
each Subsidiary Guarantor may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) Restricted Payments to the Borrower or any Subsidiary Guarantor;
(b)
so long as no Event of Default has occurred and is continuing, (i) the Borrower and each Subsidiary Guarantor may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) Restricted Payments ratably to the holders of its Equity Interests according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;
(c)
each Subsidiary that is not a Loan Party may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) Restricted Payments ratably to the holders of such Subsidiary’s Equity Interests according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;
(d)
the Parent Guarantor and each Subsidiary thereof may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;
(e)
so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom, the Parent Guarantor and each Subsidiary thereof may purchase, redeem and/or otherwise acquire (and incur any obligation (contingent or otherwise) to purchase, redeem and/or otherwise acquire) Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests;
(f)
the Parent Guarantor shall be permitted to declare and/or pay (and incur any obligation (contingent or otherwise) to declare and/or pay) dividends on its Equity Interests or declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) distributions with respect thereto in an amount for any fiscal year of the Parent Guarantor equal to such amount as is necessary for the Parent Guarantor to maintain its status as a REIT; and
(g)
the Parent Guarantor and each Subsidiary may declare and/or make (and incur any obligation (contingent or otherwise) to declare and/or make) any other Restricted Payment of any asset not constituting Collateral, provided, that such Restricted Payment may only be made if (i) at the time of such Restricted Payment, no Default shall have occurred and be continuing or result therefrom and (ii) taking into account such Restricted Payment, the Loan Parties shall be in compliance, on a pro forma basis, with the provisions of Section 7.12.

If an Event of Default shall have occurred and be continuing, the Borrower shall not, directly or indirectly, declare or pay, or incur any obligation (contingent or otherwise) to do so, any dividend or other distribution or payment of any kind on or in respect of, or redeem in whole or in part, any Equity Interests issued by it in excess of the amount required to maintain the Parent Guarantor’s qualification as a REIT; provided, that no such dividends, distributions or payments shall be permitted to be made if there has been an acceleration of any amount owing under the Loan Documents or during the continuance of a Default under Section 8.01(a), Section 8.01(c) (resulting from a breach of any of the covenants set forth in Section 7.12), Section 8.01(f) or Section 8.01(g).

7.07
Change in Nature of Business. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, engage in any line of business which is not permitted to be engaged in by real estate investment trusts or taxable REIT Subsidiaries thereof. The Borrower shall not, nor shall it permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the Closing Date or any business substantially related or incidental thereto.
7.08
Transactions with Affiliates. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into any transaction of any kind with any Affiliate of the Parent Guarantor, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to such Loan Party or such Subsidiary as would be obtainable by such Loan Party or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to (i) transactions between or among the Loan Parties not prohibited hereunder and

(ii) Investments and Restricted Payments not prohibited hereunder.

7.09
Burdensome Agreements. No Loan Party shall, nor shall it permit any of its Subsidiaries to, enter into any Contractual Obligation that limits the ability of (a) any Subsidiary

Guarantor to Guarantee the Obligations, (b) any Loan Party or any Subsidiary thereof to create, incur, assume or suffer to exist Liens or negative pledges on any Borrowing Base Asset or on the Equity Interests of any Direct Owner of any Borrowing Base Asset, or any income from or proceeds of any of the foregoing, in each case other than this Agreement or (c) any Loan Party to create, incur, assume or suffer to exist Liens on the Collateral under the Collateral Documents to secure the Obligations, except to the extent an effective consent or notice has been given or obtained with respect to such Contractual Obligation that waives or eliminates such limitation.

7.10
Use of Proceeds. The Borrower shall not (a) use the proceeds of the Revolving Credit Loans, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose or (b) use the proceeds of the portion of the Revolving Credit Loans made by Bank of America, whether directly or indirectly, and whether immediately, incidentally or ultimately, to (i) purchase any commercial real estate loan or other investment from any Affiliate (other than a Subsidiary) of Bank of America (including BofA Securities, Inc.) or

(ii) pay any fee to any Affiliate (other than a Subsidiary) of Bank of America (including BofA Securities, Inc.) for services rendered in connection with, or otherwise relating to, the acquisition of any commercial real estate loan or other investment by any Loan Party or Subsidiary thereof.

7.11
Amendments, Waivers and Terminations of Certain Agreements. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, amend or otherwise change, cancel, terminate or waive in any respect
(i)
the terms of any Contractual Obligation of a Loan Party or a Subsidiary thereof except to the extent that same could not reasonably be expected to have a Material Adverse Effect,
(ii)
the terms of any Organization Document of any Loan Party or any Subsidiary thereof other than amendments and modifications that could not reasonably be expected to have a material and adverse effect on (A) the value of any Collateral, (B) the ability of the Administrative Agent to foreclose upon or otherwise exercise its rights as a secured creditor with respect to any Collateral or (C) the ability of any Loan Party to perform its obligations under the Loan Documents, and are not otherwise adverse in any material respect to the Administrative Agent or the Lenders, or
(iii)
the terms or provisions of any agreement constituting or related to any Borrowing Base Asset, other than amendments and modifications that could not reasonably be expected to have a material adverse effect on the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party and are not adverse in any material respect to the Administrative Agent or the Lenders.
7.12
Financial Covenants. The Loan Parties shall not:
(a)
Minimum Liquidity. permit Liquidity at any time to be less than the greater of

(a) $20,000,000 and (b) the amount equal to five percent (5%) of the Parent Guarantor’s Recourse Indebtedness.

(b)
Maximum Leverage Ratio. permit the ratio of (a) Total Indebtedness of the Parent Guarantor and its Subsidiaries on a consolidated basis to (b) Tangible Net Worth of the Parent Guarantor and its Subsidiaries on a consolidated basis to exceed 4.00 to 1.00 as of the last day of any fiscal quarter.
(c)
Minimum Tangible Net Worth. permit Tangible Net Worth of the Parent Guarantor and its Subsidiaries on a consolidated basis at any time to be less than the sum of

(i) $1,905,871,500, plus (ii) seventy-five percent (75%) of the proceeds of all equity issuances (net of underwriting discounts and commissions, and other out-of-pocket expenses related to such equity issuances) made by the Parent Guarantor after March 31, 2022.

(d)
Minimum Interest Coverage Ratio. permit, as of any date, the ratio of (a) EBITDA for the period of twelve (12) consecutive months ended on such date (if such date is the last day of a fiscal quarter) or the last day of the fiscal quarter most recently ended prior to such date (if such date is not the last day of a fiscal quarter) to (ii) Total Interest Expense for such period to be less than 1.50 to 1.00.

In the event that the Parent Guarantor, the Borrower or any of their respective Subsidiaries is on the Closing Date a party to, or thereafter enters into or amends any other commercial real estate loan repurchase agreement, warehouse facility or credit facility with any other lender or repurchase buyer for the purpose of financing commercial real estate loans comparable to the Loan Assets (each as in effect after giving effect to all amendments thereof, a “Third Party Agreement”) and such Third Party Agreement contains any financial covenant as to the Parent Guarantor for which there is no corresponding financial covenant in the Loan Documents at the time such financial covenant becomes effective (each an “Additional Financial Covenant”), or contains a financial covenant that corresponds to a financial covenant in the Loan Documents and such financial covenant is more restrictive as to the Parent Guarantor (including, without limitation, by virtue of differences in related definitions) than the corresponding financial covenant in the Loan Documents as in effect on the Closing Date (with respect to Third Party Agreements then in existence) (each, a “More Restrictive Financial Covenant” and together with each Additional Financial Covenant, each an “MFN Covenant”), then (A) the Parent Guarantor shall promptly notify the Administrative Agent of the effectiveness of such MFN Covenant and (B) in the sole discretion of the Required Lenders, the financial covenants contained in the Loan Documents will automatically be deemed to be modified to reflect such MFN Covenant (whether through amendment of an existing financial covenant contained in the Loan Documents (including, if applicable, related definitions) or the inclusion of an additional financial covenant (including, if applicable, related definitions), as applicable), and (ii) in the event that all Third Party Agreements that contain an MFN Covenant are or have been amended, modified or terminated and the effect thereof is to make less restrictive as to the Parent Guarantor any MFN Covenant or eliminate any MFN Covenant, then, upon Parent Guarantor providing written notice to the Administrative Agent of the same (each an “MFN Step Down Notice”), which Parent Guarantor may deliver to the Administrative Agent from time to time, the financial covenants in the Loan Documents will automatically be deemed to be modified to reflect only such MFN Covenants which are then in effect as of the date of any such MFN Step Down Notice; provided, that in no event shall the foregoing cause the financial covenants of the Parent Guarantor to be any less restrictive than the financial covenants expressly set forth in the Loan Documents on the Closing Date. Promptly upon request by the Administrative Agent, the Borrower and the Guarantors shall execute and take any and all acts, amendments, supplements, modifications and assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to document any such modification and otherwise carry out the intent and purposes of this paragraph.

7.13
Accounting or Tax Changes. No Loan Party shall, nor shall it permit any of its Subsidiaries to, directly or indirectly, (i) make any change in accounting policies or reporting practices of the Parent Guarantor or any of its Subsidiaries that are permitted by but not required under, GAAP, in each case without providing prompt written notice of such change to the Administrative Agent or (ii) make any change in fiscal year except with the written consent of the Administrative Agent not to be unreasonably withheld, conditioned or delayed.
7.14
Sanctions.
(a)
No Loan Party shall engage in any transaction, investment, undertaking or activity that conceals the identity, source or destination of the proceeds from any category of prohibited offenses designated in any applicable law, regulation or other binding measure by the Organisation for Economic Cooperation and Development’s Financial Action Task Force on Money Laundering.
(b)
No Loan Party shall knowingly use the proceeds of any Revolving Credit Loan, or lend, contribute or otherwise make available such proceeds to any Person to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject or target of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, or otherwise) of Sanctions.
7.15
Anti-Corruption Laws. No Loan Party nor any Subsidiary thereof shall use the proceeds of any Revolving Credit Loan for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, or to the extent applicable, the UK Bribery Act 2010 or other applicable anti-corruption legislation in other jurisdictions.

ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES

8.01
Events of Default. Any of the following shall constitute an Event of Default:
(a)
Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of the Revolving Credit Loans, or (ii) within three (3) Business Days after the same becomes due, any interest on the Revolving Credit Loans, or any fee due hereunder, or (iii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or
(b)
Specific Covenants. The Borrower or any Loan Party, as applicable, fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05, 6.10, 6.11, 6.12, 6.13, 6.16, 6.17 or Article VII, or any Pledgor fails to perform or observe any term, covenant or agreement contained in the applicable Collateral Document; or
(c)
Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days (or if such default is of such a nature that it cannot with reasonable effort be completely remedied within said period of 30 days, such additional period of time as may be reasonably necessary to cure same, not to exceed 60 days); or

(d)
Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (except to the extent that any such representation or warranty is already by its terms qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects as of such date after giving effect to such qualification) when made or deemed made (or with respect to any representation or warranty that is expressly stated to have been made as of a specific date, as of such specific date); or
(e)
Cross-Default. (i) Any Loan Party or any Significant Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded, or (ii) there occurs under any Swap Contract an “Early Termination Date” (as defined in such Swap Contract, or any similar term defined therein) resulting from (x) any event of default under such Swap Contract as to which a Loan Party or any Significant Subsidiary thereof is the “Defaulting Party” (as defined in such Swap Contract, or any similar term defined therein) or (y) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Significant Subsidiary thereof is an Affected Party (as so defined); provided, that (x) except in the case of the failure to make a principal payment at the stated final maturity thereof, no default, event, occurrence or other condition described herein under any Non-Recourse Indebtedness shall constitute an Event of Default unless and until such Indebtedness shall have been accelerated, or cash collateral in respect thereof shall be demanded, or any Guarantee of such Indebtedness shall have become payable, and (y) a default, event, occurrence or condition described in this subsection (e) shall not at any time constitute an Event of Default unless, at such time, the aggregate outstanding amount of Indebtedness that is subject to defaults, events, occurrences or conditions of the type described in clause (i) above, together with the Swap Termination Value of all Swap Contracts that are subject to defaults, events, occurrences or conditions of the type described in clause (ii) above, exceeds in the aggregate the applicable Threshold Amount; or
(f)
Insolvency Proceedings, Etc. Any Loan Party or any Significant Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, provisional liquidator, restructuring officer, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, provisional liquidator, restructuring officer, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g)
Inability to Pay Debts; Attachment. (i) Any Loan Party or any Significant Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or
(h)
Judgments. There is entered (i) one or more final judgments or orders for the payment of money against one or more Loan Parties or Significant Subsidiaries thereof in an aggregate amount (with respect to all such judgments and orders) exceeding the applicable Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that have, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or
(i)
ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of one or more Loan Parties or Subsidiaries thereof to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount (with respect to all such ERISA Events) in excess of the Threshold Amount, or (ii) one or more Loan Parties or ERISA Affiliates shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount (with respect to all such failures) in excess of the Threshold Amount; or
(j)
Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or
(k)
Change of Control. There occurs any Change of Control; or
(l)
Collateral Documents. Any Collateral Document after delivery thereof shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on the Collateral purported to be covered thereby except to the extent any such perfection or priority is not required thereby; or

(m)
REIT Status. The Parent Guarantor shall, for any reason, lose or fail to maintain its status as a REIT.
8.02
Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:
(a)
declare the commitment of each Lender to make Revolving Credit Loans to be terminated, whereupon such commitments and obligations shall be terminated;
(b)
declare the unpaid principal amount of all outstanding Revolving Credit Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and
(c)
exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Loan Party under the Bankruptcy Code of the United States, the obligation of each Lender to make Revolving Credit Loans shall automatically terminate, the unpaid principal amount of all outstanding Revolving Credit Loans and all interest and other amounts as aforesaid shall automatically become due and payable, without further act of the Administrative Agent or any Lender.

8.03
Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Revolving Credit Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Section 2.11, be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Revolving Credit Loans and other Obligations, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Revolving Credit Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Law.

ARTICLE IX. ADMINISTRATIVE AGENT

9.01
Appointment and Authority. Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and, except as expressly provided in Section 9.06, neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
9.02
Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or business with the Parent Guarantor or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice or obtain consent of the Lenders with respect thereto.
9.03
Exculpatory Provisions. The Administrative Agent or the Arranger, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent or the Arranger, as applicable, and its Related Parties:
(a)
shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(b)
shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Laws, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law;

(c)
shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to, obtained by or in the possession of, any Person serving as the Administrative Agent or Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein;
(d)
shall not be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby

(i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence, willful misconduct or breach in bad faith as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower or a Lender; and

(e)
shall not be responsible for or have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default,

(iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.04
Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Revolving Credit Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Revolving Credit Loan. The

Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05
Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub- agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
9.06
Resignation of Administrative Agent.
(a)
The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the prior approval of the Borrower (such approval not to be unreasonably withheld or delayed, and which approval shall not be required following the occurrence and during the continuance of an Event of Default), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States and who shall be a “U.S. person” and a “financial institution” within the meaning of Treasury Regulations Section 1.1441-1. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within sixty (60) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent that is a then existing Lender, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)
If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable Laws, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, with the prior approval of the Borrower (such approval not to be unreasonably withheld or delayed, and which approval shall not be required following the occurrence and during the continuance of an Event of Default), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)
With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(i) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article IX and Section 11.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.

9.07
Non-Reliance on the Administrative Agent, the Arranger and the Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent nor the Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or the Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arranger to any Lender as to any matter, including whether the Administrative Agent or the Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Arranger or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender agrees not to assert a claim in contravention of the foregoing. Each Lender represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.

9.08
No Other Duties, Etc. Anything herein to the contrary notwithstanding, the Arranger listed on the cover page hereof shall not have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.
9.09
Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Revolving Credit Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)
to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Revolving Credit Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.06 and 11.04) allowed in such judicial proceeding; and
(b)
to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, provisional liquidator, restructuring officer, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.06 and 11.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States (Title 11, United States Code) including under Sections 363, 1123 or 1129 thereof, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through

(h) of Section 11.01 of this Agreement, (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

9.10
Collateral and Guaranty Matters. Without limiting the provisions of Section 9.09, the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a)
to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of all Commitments and the payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is Disposed of or to be Disposed of as part of or in connection with any Disposition permitted hereunder to a Person that is not obligated to grant a Lien on such property in favor of the Administrative Agent for the benefit of the Secured Parties, (iii) if required under Section 11.21 or (iv) subject to Section 11.01, if approved, authorized or ratified in writing by the Required Lenders; and
(b)
to release any Subsidiary of the Borrower that is a Guarantor from its obligations under this Agreement or the Guaranty, as applicable, if (i) such Person ceases to be a Subsidiary of the Borrower as a result of a transaction permitted hereunder or (ii) required under Section 11.21.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10.

The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

9.11
Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(i)
Such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Revolving Credit Loans, the Commitments or this Agreement,
(ii)
the transaction exemption set forth in one or more PTEs, such as PTE 84-

14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Revolving Credit Loans, the Commitments and this Agreement,

(iii)
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or
(iv)
such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)
In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of either of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
9.12
Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.

ARTICLE X. CONTINUING GUARANTY

10.01
Guaranty. Each Guarantor hereby absolutely and unconditionally guarantees, jointly and severally, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all of the Obligations, whether for principal, interest, premiums, fees, indemnities, damages, costs, expenses or otherwise, of the Borrower to the Secured Parties, and whether arising hereunder or under any other Loan Document (including all renewals, extensions, amendments, refinancings and other modifications thereof and all costs, attorneys’ fees and expenses incurred by the Secured Parties in connection with the collection or enforcement thereof). The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Obligations absent demonstrable error. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

Anything contained in this Guaranty to the contrary notwithstanding, it is the intention of each Guarantor and the Secured Parties that the obligations of each Guarantor (other than the Parent Guarantor) hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States (Title 11, United States Code) or any comparable provisions of any similar federal or state law. To that end, but only in the event and to the extent that after giving effect to Section 10.10, such Guarantor’s obligations with respect to the Obligations or any payment made pursuant to such Obligations would, but for the operation of the first sentence of this paragraph, be subject to avoidance or recovery in any such proceeding under applicable Debtor Relief Laws after giving effect to Section 10.10, the amount of such Guarantor’s obligations with respect to the Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under applicable Debtor Relief Laws, render such Guarantor’s obligations with respect to the Obligations unenforceable or avoidable or otherwise subject to recovery under applicable Debtor Relief Laws. To the extent any payment actually made pursuant to the Obligations exceeds the limitation of the first sentence of this paragraph and is otherwise subject to avoidance and recovery in any such proceeding under applicable Debtor Relief Laws, the amount subject to avoidance shall in all events be limited to the amount by which such actual payment exceeds such limitation, and the Obligations as limited by the first sentence of this paragraph shall in all events remain in full force and effect and be fully enforceable against such Guarantor. The first sentence of this paragraph is intended solely to preserve the rights of the Secured Parties hereunder against such Guarantor in such proceeding to the maximum extent permitted by applicable Debtor Relief Laws and neither such Guarantor, the Borrower, any other Guarantor nor any other Person shall have any right or claim under such sentence that would not otherwise be available under applicable Debtor Relief Laws in such proceeding.

10.02
Rights of Lenders. Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

10.03
Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party, but excluding satisfaction thereof by way of payment) of the liability of the Borrower; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower;
(c)
the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to proceed against the Borrower, proceed against or exhaust any security for the Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations.
10.04
Obligations Independent. The obligations of each Guarantor hereunder are those of a primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other Person or entity is joined as a party.
10.05
Subrogation. Each Guarantor shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all Commitments have been terminated and all of the Obligations and any amounts payable under this Guaranty (in each case, other than contingent indemnification and expense reimbursement obligations to the extent no claim has been asserted therefor) have been paid in full. If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Obligations, whether matured or unmatured.
10.06
Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Obligations now or hereafter existing and shall remain in full force and effect until all Commitments are terminated and all Obligations and any other amounts payable under this Guaranty (in each case, other than contingent indemnification and expense reimbursement obligations to the extent no claim has been asserted therefor) have been paid in full in cash. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any other Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of the Guarantors under this paragraph shall survive termination of this Guaranty.

10.07
Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to such Guarantor as subrogee of the Secured Parties or resulting from such Guarantor’s performance under this Guaranty, to the payment in full in cash of all Obligations. If the Secured Parties so request, any such obligation or indebtedness of the Borrower to such Guarantor shall be enforced and performance received by such Guarantor as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Obligations, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.
10.08
Stay of Acceleration. If acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by a Guarantor immediately upon demand by the Secured Parties.
10.09
Condition of the Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and such Guarantor is not relying on the Secured Parties at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same).

10.10 Contribution. At any time a payment in respect of the Obligations is made under this Guaranty, the right of contribution of each Guarantor (other than the Parent Guarantor) against each other Guarantor (other than the Parent Guarantor) shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor (other than the Parent Guarantor) that results in the aggregate payments made by such Guarantor in respect of the Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors (other than the Parent Guarantor) in respect of the Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor (other than the Parent Guarantor) who either has not made any payments or has made payments in respect of the Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors (other than the Parent Guarantor) in respect of the Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors (other than the Parent Guarantor) multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment at the time of each computation; provided, that no Guarantor may take any action to enforce such right until all of the Obligations and any amounts payable under this Guaranty (other than, in each case, contingent indemnification and expense reimbursement obligations to the extent no claim has been asserted therefor) have been paid in full in cash and all Commitments are terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 10.10 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Obligations and any other obligations owing under this Guaranty. As used in this Section 10.10, (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and

(y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Obligations arising under this Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 10.10, each Guarantor who makes any payment in respect of the Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Obligations (other than, in each case, contingent indemnification and expense reimbursement obligations to the extent no claim has been asserted therefor) have been paid in full in cash and all Commitments are terminated. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

ARTICLE XI. MISCELLANEOUS

11.01
Amendments, Etc. Subject to Section 2.02(g), Section 3.03 and the last two paragraphs of this Section 11.01, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that, no such amendment, waiver or consent shall:

(a)
waive any condition set forth in Section 4.01(a) without the written consent of each Lender;
(b)
extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;
(c)
postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;
(d)
reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (iii) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;
(e)
change any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;
(f)
modify Section 2.10 or 8.03 or change any of the terms or provisions in any Loan Document requiring pro rata payments, distributions, commitment reductions or sharing of payments in a manner that would have the effect of altering the ratable reduction of Commitments or the pro rata sharing of payments otherwise required hereunder without the consent of each Lender;
(g)
release (i) the Borrower from its obligations under this Agreement or any other Loan Document, (ii) release the Parent Guarantor from its obligations under the Guaranty or (iii) all or substantially all of the value of the Guaranty, in each case without the written consent of each Lender, except as expressly provided in the Loan Documents;
(h)
release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; or
(i)
subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation, in each case, without the written consent of each Lender;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, (x) affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document or (y) modify or change, or have the effect of modifying or changing, Section 3.03 or any term defined in such section or any other term or provision in this Agreement relating to the replacement of SOFR, Daily Simple SOFR, Term SOFR or any Successor Rates or the replacement of any such rate or Successor Rates; and (ii) any fee letter between any of the Loan Parties, on the one hand, and the Administrative Agent and/or the Arranger, on the other hand, may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended or the maturity of any of its Loans may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case, without the consent of such Defaulting Lender and (y) any waiver, amendment, consent or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.

Notwithstanding any provision herein to the contrary the Administrative Agent, with the consent of the Borrower, may:

(i)
amend, modify or supplement any Loan Document without the consent of any Lender in order to correct, amend or cure any ambiguity, inconsistency or defect or correct any typographical error or other manifest error in any Loan Document so long as such amendment, modification or supplement does not impose additional obligations on any Lender, provided that the Administrative Agent shall promptly give the Lenders notice of any such amendment, modification or supplement;
(ii)
amend this Agreement to add a Subsidiary as a “Guarantor” hereunder pursuant to a joinder agreement to the Guaranty in form and substance reasonably satisfactory to the Administrative Agent; and
(iii)
amend, supplement or enter into additional Loan Documents to add collateral or perfect its Lien on any Collateral without the consent of any Lender.

Notwithstanding anything to the contrary herein, this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Loan Parties and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement.

11.02
Notices; Effectiveness; Electronic Communication.
(a)
Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)
if to a Loan Party or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 11.02; and
(ii)
if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b)
Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by them, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c)
The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT

OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d)
Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.
(e)
Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic or electronic notices and Committed Loan Notices) purportedly given by or on behalf of a Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party and believed by such Person in good faith to be genuine. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
11.03
No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.10), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (d) of the preceding proviso and subject to Section 2.10, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

11.04
Expenses; Indemnity; Damage Waiver.
(a)
Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable invoiced fees, charges and disbursements of external counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), provided, that the Borrower shall not be obliged to reimburse the fees, charges and disbursements of more than one law firm for the Administrative Agent and all Lenders in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the reasonable invoiced fees, charges and disbursements of any external counsel for the Administrative Agent or any Lender), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.04, or (B) in connection with the Loans made hereunder, including all such out-of- pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.
(b)
Indemnification by the Borrower. Subject to and without duplication of the foregoing subsection (a), the Borrower hereby indemnifies the Administrative Agent (and any sub- agent thereof), the Arranger, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and holds each Indemnitee harmless from, any and all out-of-pocket losses, claims, damages, liabilities and related out-of-pocket expenses (including the reasonable fees, charges and disbursements of one external counsel to all Indemnitees in each relevant jurisdiction, and in the case of an actual conflict of interest, one additional external counsel to the Indemnitees, taken as a whole) and settlement costs incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) the Revolving Credit Loans or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials at, on, under or emanating from any property owned, leased or operated by any Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF

THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, willful misconduct or breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction; provided, further that any indemnity with respect to Taxes shall be governed solely by Section 3.01; and provided, further that, any indemnity with respect to a Related Party that is a service provider shall only be available to the extent of losses, claims, damages, liabilities or related expenses arising out of, in connection with, or as a result of acts or omissions undertaken in the scope of providing services to another Indemnitee with respect to this Agreement and the other Loan Documents and the credit facility provided hereunder. Notwithstanding the foregoing, the Borrower shall not be liable for any losses, claims, damages, liabilities or related expenses incurred by or asserted against an Indemnitee as a direct result of the settlement by such Indemnitee of any such loss, claim, damage, liability or expense that would otherwise be indemnified hereunder, except for settlements entered into with the Borrower’s consent (which may not be unreasonably withheld or delayed).

(c)
Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section 11.04 to be paid by it to the Administrative Agent (or any sub-agent thereof), the Arranger or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Arranger or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Arranger in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub- agent) or the Arranger in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.09(d).
(d)
Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, no party to this Agreement shall assert, and each party hereto hereby waives, and acknowledges that no other Person shall have, any claim against any party hereto or any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Revolving Credit Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of, or breach in bad faith by, such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(e)
Payments. All amounts due under this Section 11.04 shall be payable not later than ten (10) Business Days after demand therefor.
(f)
Survival. The agreements in this Section 11.04 and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.
11.05
Payments Set Aside. To the extent that any payment by or on behalf of any Loan Party is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.
11.06
Successors and Assigns.
(a)
Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this

Section 11.06; (ii) by way of participation in accordance with the provisions of subsection (d) of this Section 11.06; or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (f) of this Section 11.06 (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section 11.06 and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)
Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Revolving Credit Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)
Minimum Amounts.
(A)
in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Revolving Credit Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)
in any case not described in subsection (b)(i)(A) of this Section 11.06, the aggregate amount of the Commitment (which for this purpose includes Revolving Credit Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Revolving Credit Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, and, immediately after giving effect to such assignment, the remaining aggregate amount of the Commitment (which for this purpose includes Revolving Credit Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Revolving Credit Loans of the assigning Lender shall not be less than $5,000,000, unless, in each case, each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met.
(ii)
Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section 11.06 and, in addition:
(A)
the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a

Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and
(B)
the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender.
(iii)
Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(iv)
No Assignment to Certain Persons. Notwithstanding anything to the contrary contained herein, no such assignment shall be made (A) to the Parent Guarantor or any of the Parent Guarantor’s Affiliates or Subsidiaries, or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of one or more natural persons).
(v)
Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of the Revolving Credit Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of the Revolving Credit Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(vi)
Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolving Credit Loans or the Commitment assigned.

Subject to compliance with the foregoing provisions of this subsection (b) and acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section 11.06, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with and, in any event subject to the requirements set forth in subsection (d), of this Section 11.06 (and, if such requirements are not met, shall be void ab initio).

(c)
Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of (and stated interest on) the Revolving Credit Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent demonstrable error and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)
Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person which is, and which certifies in writing to such Lender that it is, both a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder) and a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act of 1933, as amended) (but excluding a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person, a Defaulting Lender or the Borrower or the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Revolving Credit Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participation.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. Subject to subsection (e) of this Section 11.06, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and

3.05 (subject to the requirements and limitations of such Sections) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section

11.06 (it being understood that the documentation required under Section 3.01(g) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 11.06; provided that such Participant (A) agrees to be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under paragraph (b) of this Section 11.06 and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.10 as though it were a Lender.

Each Lender that sells a participation, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain a register complying with the requirements of Sections 163(f), 871(h), and 881(c)(2) of the Code and U.S. Treasury Regulations issued thereunder on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each participant’s interest in the Revolving Credit Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive, absent demonstrable error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)
Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation and the participating Lender would have been entitled to receive such greater payment.
(f)
Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment, or grant of a security interest, to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment or grant shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee or grantee for such Lender as a party hereto.
(g)
Transfers to Non-Qualified Purchasers/Qualified Institutional Buyers. Notwithstanding anything herein to the contrary, in no event may any Revolving Credit Loan or any interest therein be assigned to or otherwise acquired by (whether by assignment or participation or through a swap or other derivative transaction) any Person which is not both a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder) and a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act of 1933, as amended). Any assignment or acquisition not in compliance with the foregoing sentence shall be void ab initio and of no force or effect, and shall not be effective to transfer any interest whatsoever herein.
(h)
Certain Transactions. Notwithstanding anything herein to the contrary, no Lender will incur any indebtedness that it believes would subject the Borrower (or any part of the Borrower) to the “taxable mortgage pool” provisions under Code Section 7701(i) under the anti- avoidance rules of Treasury Regulation Section 301.7701(i)-1(g).
11.07
Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto,

(e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 11.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.13(c) or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to one or more Loan Parties and their obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating one or more of the Loan Parties or the credit facility provided hereunder or

(ii) the provider of any Platform or other electronic delivery service used by the Administrative Agent, to deliver Borrower Materials or notices to the Lenders or (iii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, (h) with the consent of the Borrower or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 11.07, (y) becomes available to the Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or (z) is independently discovered or developed by a party hereto without utilizing any Information received from any Loan Party or violating the terms of this Section 11.07. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement customarily included in league table measurements to market data collectors and similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments.

For purposes of this Section 11.07, “Information” means all information received from the Parent Guarantor, the Borrower or any Subsidiary thereof relating to the Loan Parties or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Parent Guarantor or any Subsidiary thereof, provided that, in the case of information received from the Parent Guarantor or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent and the Lenders acknowledges that (a) the Information may include material non-public information concerning the Parent Guarantor or a Subsidiary thereof, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Laws, including United States Federal and state securities Laws.

11.08
Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable Laws, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.11 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and their respective Affiliates under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender or their respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

11.09
Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Revolving Credit Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
11.10
Integration; Effectiveness. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
11.11
Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of making any Revolving Credit Loan, and shall continue in full force and effect as long as any Revolving Credit Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.
11.12
Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

11.13
Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)
the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 11.06(b);
(b)
such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Revolving Credit Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee and any amounts payable by the Borrower pursuant to Section 3.01, 3.04 or 3.05 from the Borrower (it being understood that the Assignment and Assumption relating to such assignment shall provide that any interest and fees that accrued prior to the effective date of the assignment shall be for the account of the replaced Lender and such amounts that accrue on and after the effective date of the assignment shall be for the account of the replacement Lender);
(c)
in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;
(d)
such assignment does not conflict with applicable Laws; and
(e)
in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

Each party hereto agrees that (a) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the

Administrative Agent and the assignee and (b) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided, further that any such documents shall be without recourse to or warranty by the parties thereto.

11.14
Governing Law; Jurisdiction; Etc.
(a)
GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).
(b)
SUBMISSION TO JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)
WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY

APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 11.14. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)
SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
11.15
Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15.
11.16
No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger and the Lenders are arm’s-length commercial transactions between such Loan Party and its Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Administrative Agent, the Arranger and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for any Loan Party or any of its Affiliates, or any other Person and (B) none of the Administrative Agent, the Arranger or any Lender has no obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arranger, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Administrative

Agent, the Arranger or any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. Each of the Borrower and the other Loan Parties hereby agrees that it will not claim that any of the Administrative Agent, the Arranger, any Lender or any of their respective Affiliates has rendered advisory services of any nature or respect or owes any fiduciary duty to it (including your stockholders, employees or creditors) in connection with any aspect of any transaction contemplated hereby.

11.17
Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent and each Lender agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender without further verification and regardless of the appearance or form of such Electronic Signature and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof).

Each of the Loan Parties and each Lender hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper original copies of this Agreement, such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

11.18
USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Act. Each Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” rules and regulations and Anti-Money Laundering Laws, including the Act and the Beneficial Ownership Regulation.
11.19
Recourse Nature of Obligations. All Obligations of the Loan Parties are full recourse to the Loan Parties and their respective assets, regardless of whether those assets constitute Collateral.
11.20
ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
11.21
Removal of Borrowing Base Assets at Request of Loan Parties; Release of Collateral or Subsidiary Guarantors at Request of Loan Parties.
(a)
Upon satisfaction of each of the Release Conditions with respect to any proposed Release Transaction, the release contemplated by such Release Transaction shall be effective automatically and without further action of any Person and:
(i)
if the proposed Release Transaction involves release of a Subsidiary Guarantor from its obligations under the Guaranty, the Administrative Agent shall, at the sole expense of the Borrower, execute and deliver such documents as the Loan Parties may reasonably request as necessary or desirable to evidence the release of the applicable Subsidiary Guarantor from its obligations under the Guaranty;

(ii)
if the proposed Release Transaction involves release of the Lien of the Administrative Agent on any Collateral consisting of the Equity Interest in a Direct Owner and/or an Indirect Owner, the Administrative Agent shall, at the sole expense of the Borrower, execute and deliver such documents as the Loan Parties may reasonably request as necessary or desirable to evidence the release of the Lien of the Administrative Agent on such Equity Interest;
(b)
For the avoidance of doubt:
(i)
Upon a release pursuant to a Release Transaction of the sort contemplated in clause (a)(i) above, all Loan Assets owned directly or indirectly by the Subsidiary Guarantor that is released shall be removed from the calculation of the Aggregate Borrowing Base Amount;
(ii)
Upon a release pursuant to a Release Transaction of the sort contemplated in clause (a)(ii) above, all Loan Assets owned by the Direct Owner and/or Indirect Owner whose Equity Interests are released shall be removed from the calculation of the Aggregate Borrowing Base Amount.
(c)
The Administrative Agent shall promptly notify the Lenders following the consummation of any proposed Release Transaction.
11.22
Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)
the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and
(b)
the effects of any Bail-In Action on any such liability, including, if applicable:
(i)
a reduction in full or in part or cancellation of any such liability;
(ii)
a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

11.23
Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)
As used in this Section 11.23, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under,

and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.

§ 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[signature pages immediately follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

CMTG FUNDING II LLC

By:

Name: Jai Ag ·,

Title: Chief inancial Officer

PARENT GUARANTOR:

CLAROS MORTGAGE RUST, INC.

By:

Name: Jai Aga1

Title: Chief Fina cial Officer

Signature Page to CMTG Funding II Credit Agreement]

BANK OF AMERICA, N.A., as

Administrative Agent

By: Name: Angela Berry

Title: Assistant Vice President

BANK OF AMERICA, N.A., as

a Lender

By:

Name: Suzanne E. Pickett

Title: Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:

Name: Craig Malloy

Title: Director

GOLDMAN SACHS BANK USA, as a Lender

By:

Name: Jonathan Dworkin

Title: Authorized Signatory

SCHEDULE 2.01

COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$75,000,000.00	50.000000000%
Barclays Bank Plc	$40,000,000.00	26.666666667%
Goldman Sachs Bank USA	$35,000,000.00	23.333333333%
TOTAL	$150,000,000.00	100.000000000%

SCHEDULE 5.12(d)

PENSION PLANS

None.

SCHEDULE 5.13

LOAN PARTIES

Loan Party Name	Jurisdiction of Formation/Incorporation	Address of Principal Place of Business
CMTG Funding II LLC	Delaware	c/o Mack Real Estate Credit Strategies 60 Columbus Circle New York, New York 10023
Claros Mortgage Trust, Inc.	Maryland	c/o Mack Real Estate Credit Strategies 60 Columbus Circle New York, New York 10023

SCHEDULE 11.02

ADMINISTRATIVE AGENT’S OFFICE; CERTAIN ADDRESSES FOR NOTICES; TAXPAYER IDENTIFICATION NUMBER

LOAN PARTIES:

c/o Mack Real Estate Credit Strategies 60 Columbus Circle

New York, New York 10023 Attention: Jai Agarwal Telephone: 212 484 0081 Fax: N/A

Email: jagarwal@mackregroup.com

and

c/o Mack Real Estate Credit Strategies 60 Columbus Circle

New York, New York 10023 Attention: Adam Ostrowsky Telephone: 212-484-0024 Fax: N/A

Email: aostrowsky@mackregroup.com

With a copy to:

Daniel L. Stanco Ropes & Gray LLP

1211 Avenue of the Americas New York, NY 10036-8704

Telephone: 212 841 5758

Email: Daniel.Stanco@ropesgray.com

Website Address: www.mackregroup.com

Loan Party Name	Jurisdiction of Formation/Incorporation	TIN or Equivalent
CMTG Funding II LLC	Delaware	88-2581466
Claros Mortgage Trust, Inc.	Maryland	47-4074900

ADMINISTRATIVE AGENT:

Administrative Agent’s Office:

(For financial/loan activity – advances, pay down, interest/fee billing and payments, rollovers, rate-settings)

Bank of America

Mail Code: TX2-984-03-23

Building C

2380 Performance Dr.,

Richardson, TX 75082 Attention: Katlyn Tran Phone: 469-201-4056

Email: katlyn.tran@bofa.com

Remittance Instructions:

BANK OF AMERICA, NA NEW YORK, NY

ABA #: 026009593

ACCT #: 1366072250600

NAME: Corporate Credit Services REF: CMTG Funding II LLC

Other Notices as Administrative Agent:

(For financial statements, compliance certificates, maturity extension and commitment change notices, amendments, consents, vote taking, etc.)

Bank of America N.A.

Mail Code: NC1-026-06-03

500 W. Trade St. Charlotte, NC 28255-0001

Attention: Angela M. Berry Phone: 980-388-6483

Email: angela.m.berry@bofa.com

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date: , 1

To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of June 29, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among CMTG Funding II LLC, a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party thereto, each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned hereby requests on [INSERT REQUESTED FUNDING DATE] (a Business Day) (select one)2:

Indicate: Borrowing, Conversion or Continuation	Indicate: Requested Amount	Indicate: Base Rate Loan, Daily SOFR Loan or Term SOFR Loan	For Term SOFR Loans, Indicate: Interest Period (1, 3 or 6 month interest period)

1 Note to Borrower. All requests submitted under a single Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Loan Notices will need to be prepared and signed.

2 Note to Borrower. For multiple borrowings, conversions and/or continuations, fill out a new row for each borrowing/conversion and/or continuation.

1

The Revolving Credit Loans, if any, borrowed hereunder shall be disbursed by (select one):

crediting the account of the Borrower on the books of Bank of America wire transfer in accordance with the following instructions3

Bank:

ABA#:

Account #:

Account Name:

Account Owner Address:

Reference:

Attn:

The Borrowing, if any, requested herein complies with the proviso to Section 2.01 of the Agreement.

CMTG FUNDING II LLC

By: Name: [Type Signatory Name] Title: [Type Signatory Title]

3 Note to Borrower. Wire instructions to be reasonably acceptable to the Administrative Agent

2

EXHIBIT B

FORM OF NOTE

, 20

FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Revolving Credit Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of June 29, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The Borrower promises to pay interest on the unpaid principal amount of each Revolving Credit Loan made by the Lender to the Borrower from the date of such Revolving Credit Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Revolving Credit Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Credit Loans and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

1

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

CMTG FUNDING II LLC

By: Name: [Type Signatory Name] Title: [Type Signatory Title]

2

REVOLVING CREDIT LOANS AND PAYMENTS WITH RESPECT THERETO

Date

3

Type of Revolving Credit Loan Made

4

Amount of Revolving Credit Loan Made

5

End of Interest Period (if applicable)

6

Amount of Principal or Interest Paid This Date

7

Outstanding Principal Balance This Date

Notation Made By

8

FORM OF COMPLIANCE CERTIFICATE

Check for distribution to PUBLIC and Private side Lenders1

EXHIBIT C

To: Bank of America, N.A., as Administrative Agent Ladies and Gentlemen:

Financial Statement Date: ,

Reference is made to that certain Credit Agreement, dated as of June 29, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among CMTG Funding II LLC, a Delaware limited liability company (the “Borrower”), Claros Mortgage Trust, Inc., a Maryland corporation (the “Parent Guarantor”) and the Subsidiary Guarantors from time to time party thereto, as Guarantors, each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned Responsible Officer of the Parent Guarantor hereby certifies as of the date hereof that he/she is the [chief executive officer, chief financial officer, treasurer or controller]2 of the Parent Guarantor, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Parent Guarantor, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.
The Loan Parties have delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Parent Guarantor ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.
The Loan Parties have delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Parent Guarantor ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

1 If this is not checked, this certificate will only be posted to Private side Lenders.

2 Certificate delivered on the Closing Date to be executed by the chief financial officer.

2.
The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Loan Parties during the accounting period covered by such financial statements.

3.
A review of the activities of the Loan Parties during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Loan Parties performed and observed all their Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.
The representations and warranties of the Loan Parties made in the Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of Sections 5.19 and 5.25 of the Agreement, in all respects) on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of the date hereof (including such earlier date set forth in the foregoing clause (i)) after giving effect to such qualification and (iii) for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, including the statements in connection with which this Compliance Certificate is delivered.
5.
The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Compliance Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of

, 20 .

CLAROS MORTGAGE TRUST, INC.

By: Name: [Type Signatory Name]

Title: [Type Signatory Title]

C-2

For the Quarter/Year ended (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate ($ in 000’s)

I.
Minimum Liquidity.
A.
Unrestricted Cash and Unrestricted Cash Equivalents held by

the Consolidated Parties at Statement Date: $

B.
Minimum required: $ 1
C.
Line I.A. > Line I.B. Compliance:

(Yes or No)

II.
Maximum Leverage Ratio.
A.
Total Indebtedness of Parent Guarantor and Subsidiaries on a

consolidated basis at Statement Date: $

B.
Tangible Net Worth of Parent Guarantor and Subsidiaries on

a consolidated basis at Statement Date (from Line III.A.5.): $

C.
Ratio of Total Indebtedness to Tangible Net Worth

(Line II.A. ÷ Line II.B.): to 1.00

D.
Maximum permitted: 4.00 to 1.00
E.
Line II.C. < Line II.D.: Compliance: (Yes or No)

1 Greater of $20,000,000 and 5.0% of the Parent Guarantor’s Recourse Indebtedness.

1

III.
Minimum Tangible Net Worth.
A.
Tangible Net Worth of Parent Guarantor and its Subsidiaries on a consolidated basis at Statement Date: 2
1.
all amounts that would be included under capital or shareholders’ equity (or like caption) on the balance sheet of Parent Guarantor, determined in accordance with GAAP: $

2.
amounts owing to Parent Guarantor from affiliates or from officers, employees, partners, members, directors, shareholders or other Persons similarly affiliated with Parent Guarantor or any affiliate thereof: $

3.
Intangible Assets of Parent Guarantor: $
4.
prepaid taxes and/or expense: $
5.
Tangible Net Worth (Line III.A.1. - Line III.A.2. -

Line III.A.3. - Line III.A.4.): $

B.
75% of the proceeds of all equity issuances (net of underwriting discounts and commissions, and other out-of- pocket expenses related to such equity issuances) made by the Parent Guarantor after March 31, 2022: $

C.
Minimum required

(1,905,871,500 + Line III.B.): $

D.
Line III.A.5. > Line III.C.: Compliance: (Yes or No)
IV.
Minimum Interest Coverage Ratio.
A.
EBITDA for the period of twelve (12) consecutive months ended on Statement Date (if such date is the last day of a fiscal quarter) or the last day of the fiscal quarter most recently ended prior to such date (if such date is not the last day of a fiscal quarter) (“Subject Period”):
1.
Net Income for Subject Period: $
2.
Depreciation and amortization expense deducted in

determining Net Income for Subject Period: $

3.
Total Interest Expense deducted in determining Net

Income for Subject Period: $

2 Each component adjusted to exclude the then-current amount of CECL Reserves and other unrealized valuation reserves, if any

2

4.
Income tax expense deducted in determining Net

Income for Subject Period: $

5.
Extraordinary or non-recurring items reducing Net

Income for Subject Period: $

6.
EBITDA (Line IV.A.1. + Line IV.A.2. + Line IV.A.3. + Line IV.A.4. + Line IV.A.5. +

Line IV.A.6.): $

B.
Total Interest Expense for Subject Period: $
C.
Ratio of EBITDA to Total Interest Expense

(Line IV.A.6. ÷ Line IV.B.): to 1.0

D.
Minimum required: 1.50 to 1.0
E.
Line IV.C. > Line IV.D.: Compliance: (Yes or No)

3

EXHIBIT D-1

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.
Assignor[s]:

1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

3 Select as appropriate.

4 Include bracketed language if there are either multiple Assignors or multiple Assignees.

[Assignor [is] [is not] a Defaulting Lender]

2.
Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.
Borrower: CMTG Funding II LLC, a Delaware limited liability company

4.
Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

5.
Credit Agreement: Credit Agreement, dated as June 29, 2022, among the Borrower, Claros Mortgage Trust, Inc., a Maryland corporation (the “Parent Guarantor”) and the Subsidiary Guarantors from time to time party thereto, as Guarantors, each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent

6.
Assigned Interest[s]:

Assignor[s][5]	Assignee[s][6]	Aggregate Amount of Commitments for all Lenders[7]	Amount of Commitment Assigned	Percentage Assigned of Commitment[8]	CUSIP Number
		$	$	%
		$	$	%
		$	$	%

[7. Trade Date: ]9

Effective Date: , 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

5 List each Assignor, as appropriate.

6 List each Assignee, as appropriate.

7 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

8 Set forth, to at least 9 decimals, as a percentage of the Commitment of all Lenders thereunder.

9 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]

[NAME OF ASSIGNOR]

By: Name: [Type Signatory Name] Title: [Type Signatory Title]

[NAME OF ASSIGNOR]

By: Name: [Type Signatory Name] Title: [Type Signatory Title]

ASSIGNEE[S]

[NAME OF ASSIGNEE]

By: Name: [Type Signatory Name] Title: [Type Signatory Title]

[NAME OF ASSIGNEE]

By: Name: [Type Signatory Name] Title: [Type Signatory Title]

[Consented to and]10 Accepted:

BANK OF AMERICA, N.A., as

Administrative Agent

By: Name: [Type Signatory Name]

Title: [Type Signatory Title]

[Consented to:11

CMTG FUNDING II LLC, as Borrower By:

Name: [Type Signatory Name]

Title: [Type Signatory Title]

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION

1.
Representations and Warranties.

1.1.
Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, the Parent Guarantor, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, the Parent Guarantor, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.
Assignee.
(1)
[The][Each] Assignee represents and warrants that:
(i)
it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement;

(ii) it is both a “qualified purchaser” (within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder) and a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act of 1933, as amended), and it meets all the requirements to be an assignee under Section 11.06(b)(ii), (iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.06(b)(iii) of the Credit Agreement);

(iii)
from and after the Effective Date referred to in this Assignment and Assumption, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents to which it is a party as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder;

(iv)
it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it,

or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type;

(v)
it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest;

(vi)
it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest; and

(vii)
if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee;

(2)
[The][Each] Assignee agrees that:
(i)
it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and
(ii)
it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.
Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3.
General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by Electronic Signature in accordance with Section 11.17 of the

Credit Agreement, shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT D-2

FORM OF ADMINISTRATIVE QUESTIONNAIRE

See Attached.

Loan Market Association

LSTA

LSTA/LMA Standard Administrative Details Form

The Loan Market Association ("LMA") and Loan Syndications & Trading Association ("LSTA") consent to the use and reproduction of this document for the preparation and documentation of agreements relating to transactions or potential transactions in the loan markets.

© Loan Market Association, Loan Syndications & Trading Association. All rights reserved.

LSTA/LMA Standard Administrative Details Form

LSTA and LMA, Effective May 31, 2018

BORROWER DETAILS

Borrower Name	CMTG Funding II LLC

ENTITY DETAILS

Name	*Lender's name as it appears on tax/registration documentation.*			MEI	*Markit Entity ID*
GIIN	*FATCA Global Intermediary Identification Number (Optional)*	CRN	*UK Company Registration Number (Optional)*	LEI	*Legal Entity ID (Optional)*
Entity Type	*Type of lender. If lender/entity type does not appear in list, you may provide your own value.*				
Address (of Lending Office): *Registered address of lending office, including country of domicile.*			**Signature Block:** Signature Block as it would appear on settlement documentation. E.g. (for separately managed account): *ABC Fund* *by 123 Asset Management as Advisor*		
Fund Manager	*Name of fund/asset manager, as would be referenced in the sig. block.*			MEI	*Markit Entity ID*
Lender Parent	*Name of legal parent if different from lender entity. (Optional)*			MEI	*Markit Entity ID*

NOTICE/SERVICING MESSAGE DELIVERY INSTRUCTIONS

Firm	*Name of Company*	Fax	*Fax Number*	Email	*Email Address*	***Email Pfd.***
Firm	*Name of Company*	Fax	*Fax Number*	Email	*Email Address*	***Email Pfd.***

STANDARD SETTLEMENT INSTRUCTIONS / WIRING INSTRUCTIONS

Currency	*Applicable Currency.*		
Account With Institution	*Name of Beneficiary's Bank (usually custodian/trustee)*		
SWIFT BIC	*8/11-Character BIC of Beneficiary's Bank*	ABA #	*Routing # or UK Sort Code of Beneficiary's Bank (optional)*
Beneficiary Customer	*Name of Ultimate Beneficiary (Lender)*		
Beneficiary Account #	*Account # of Ult. Beneficiary*	IBAN	*IBAN of Ultimate Beneficiary (opt)*
Payment Reference (Remittance Info)	***Use Standard Wire Reference Format*:*** [Borrower Name] [Facility Name/Abbr.] [Facility/Deal CUSIP/ISIN] [Payment Purpose(s)] [Transaction Reference ID]		
Special Instructions			

Template above can be used for wire instructions where receiving bank is custodian/trustee, and lender has dedicated account. Additional templates provided at Appendix A.

SERVICE PROVIDERS & THIRD-PARTY DATA ACCESS

						Doc. Delivery	*Recon & Inventory*
Role	Custodian/Trustee	Name	*Name of Company*	MEI	*Markit Entity ID*	☐	☐
Role	*Relationship to lender.*	Name	*Name of Company*	MEI	*Markit Entity ID*	☐	☐

CREDIT CONTACTS (LEGAL DOCUMENTATION, AMENDMENTS & WAIVERS)

Name	*Name of group or individual.*	*Select group or Individual*	**Firm**	*Firm with which contact is affiliated.*

Address: *Registered address of contact's office (if different than the lender's office), including country of domicile.*

Phone		**Fax**		**Email**	

☐ Data Room Access | **Pfd. Contact Method** | *Preferred contact method for inquiries.*

Copy and paste section above to add any additional contacts. ***It is recommended that at least one of the contacts be a group.***

OPERATIONS CONTACTS (INQUIRIES ONLY)

Name	*Name of group or individual.*	*Select group or Individual*	**Firm**	*Firm with which contact is affiliated.*

Address: *Registered address of contact's office (if different than the lender's office), including country of domicile.*

Phone		**Fax**		**Email**	

☐ Settlements ☐ Servicing ☐ SSI Verification ☐ KYC | **Pfd. Contact Method** | *Preferred contact method for inquiries.*

Copy and paste section above to add any additional contacts. ***It is recommended that at least one of the contacts be a group.***

OPERATIONS CLOSER CONTACTS

Name	*Name of group or individual.*	*Select group or Individual*	**Firm**	*Firm with which contact is affiliated.*

Address: *Registered address of contact's office (if different than the lender's office), including country of domicile.*

Phone		**Fax**		**Email**	

☐ Settlements ☐ Servicing ☐ SSI Verification ☐ KYC | **Pfd. Contact Method** | *Preferred contact method for inquiries.*

Copy and paste section above to add any additional contacts. ***It is recommended that at least one of the contacts be a group.***

LETTER OF CREDIT CONTACTS

Name	*Name of group or individual.*	*Select group or Individual*	**Firm**	*Firm with which contact is affliated.*

Address: *Registered address of contact's office (if different than the lender's office), including country of domicile.*

Phone	*Phone Number (opt. for groups)*	**Fax**	*Fax Number*	**Email**	*Email Address*
			Pfd. Contact Method	*Preferred contact method for inquiries.*	

Copy and paste section above to add any additional contacts. ***It is recommended that at least one of the contacts be a group.***

ADDITIONAL ENTITY DETAILS & KYC INFORMATION

Country of Incorporation	*Country of Incorporation of lender*	**Country of Tax Residence**	*Country of Residence of lender for tax purposes*
EIN	*US Employee ID Number*	**UK Treaty Passport #**	*UK Treaty Passport #*
US Tax Form	*Type of tax form used/attached*	**UK Treaty Passport Expiry Date**	*UK Treaty Passport Expiry Date*
Entity Referenced As	Primary Entity		

CURRENCIES AND JURISDICTIONS FOR MULTICURRENCY TRANSACTIONS INFORMATION

PLEASE CHECK BOX OF THE CURRENCIES YOUR INSTITUTION CAN FUND UNDER THIS TRANSACTION:

☐	☐	☐
☐	☐	☐
☐	☐	☐
☐	☐	☐

PLEASE CHECK BOX IF YOUR INSTITUTION IS LICENSED TO FUND TO BORROWERS LOCATED IN THE FOLLOWING COUNTRIES:

☐	☐	☐
☐	☐	☐
☐	☐	☐
☐	☐	☐

Appendix A: Additional Wire Instruction Templates and Bank of America USD / FX Wire Instructions:

Template below can be used for wire instructions where recipient is intermediary bank with nostro account for custodian and the Lender does not have a dedicated account. Lender may copy and paste the template below as many times as necessary to capture various currency remittance instructions.

Currency	*Applicable Currency.*		
Correspondent Bank	*Name of **Receiver's** Correspondent Bank (SWIFT 54a)*		
SWIFT BIC	*8/11-Character SWIFT BIC of Correspondent Bank*		
Intermediary Bank	*Name of Intermediary Bank (SWIFT 56a)*		
SWIFT BIC	*8/11-Character SWIFT BIC of Intermediary Bank*	ABA #	*ABA/Routing # or UK Sort Code of Intermediary Bank (optional)*
Account With Institution	*Name of Beneficiary's Bank – usually custodian (SWIFT 57a)*		
SWIFT BIC	*8/11-Character SWIFT BIC of Beneficiary's Bank*	IBAN	*IBAN of Beneficiary's Bank at Intermediary*
Beneficiary Customer	*Name of Ultimate Beneficiary (Lender) (SWIFT 59a)*		
Beneficiary Account #	*Account #/Code of Ult. Beneficiary*		
Payment Reference (Remittance Info)	***Use Standard Wire Reference Format*:*** [Borrower Name] [Facility Name/Abbr.] [Facility/Deal CUSIP/ISIN] [Payment Purpose(s)] [Transaction Reference ID]		
Special Instructions			

Lender's Payment Instructions:

Please input payment instructions for each respective currency referenced in **CURRENCIES AND JURISDICTIONS FOR MULTICURRENCY TRANSACTIONS INFORMATION** section above. If your respective institution is unable to fund any of the currencies noted, please notify Administrative Agent immediately.

Bank of America's Payment Instructions:

USD Payment Instructions:

Pay to: Bank of America, N.A.
ABA # 026009593
New York, NY
Account #: 1366072250600
Attn: Wire Clearing Acct for Syn Loans - LIQ
Ref: **CMTG Funding II LLC**

Foreign Currency Payment Instructions:

Foreign Currency
Payment Instruction

Appendix B: Lender's Organizational Structure and Tax Status:

Please refer to the enclosed withholding tax instructions below and then complete this section accordingly.

Lender Taxpayer Identification Number (TIN):

Tax Withholding Form Delivered to Bank of America (circle applicable one):

W-9 W-8BEN W-8BEN-E W-8ECI W-8EXP W-8IMY

Tax Contact:

First:	MI:	Last:
Title:		
Street Address:		
Suite/ Mail Code:		
City:	State:	
Postal Code:	Country:	
Telephone:	Facsimile:	
E-Mail Address:		
SyndTrak E-Mail Address:		

NON–U.S. LENDER INSTITUTIONS

1. Corporations:

   If your institution is organized outside of the United States, is classified as a Corporation or other non-flow through entity for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (and a U.S. Tax Compliance Certificate if applicable)) or Form W-8BEN-E, b.) Form W-8ECI (Certificate of Foreign Person's Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States), or c.) Form W-8EXP (Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding and Reporting).

   A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN or Form W-8BEN-E for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution.

2. Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding and Reporting) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification).

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

*Additional guidance and instructions as to where to submit this documentation can be found at this link:

IRS Tax Form Tool Kit.pdf

EXHIBIT E

FORM OF UNDERWRITING MEMO

See Attached.

3

200206

MACK REAL ESTATE CREDIT STRATEGIES

Summary Findings / Material Changes

Changes Since IC Preview on [MM]/[DD]/[YYYY]	[ ]
Summary DD Results	➢ Environmental: MRECS received and reviewed a Phase I report prepared by [ ] for the Property transaction. No RECs, CRECs, or HRECs were identified. No further investigation was recommended. ➢ Property Condition Report: MRECS received a Property Condition Report prepared by [ ]. The report noted $[ ] of immediate repairs and $[ ] of short-term repairs. The Sponsor has noted that they plan to address the repairs in their $[ ] renovation plan. ➢ BBG performed an appraisal with the following values: 1. As-Is LTV based on expected initial funded loan amount; As-Stabilized LTV based on fully funded loan amount. ➢ A background search is currently being prepared by [ ]. Results are pending but a condition to closing.] [Update as necessary
Financing Update	[ ] is providing $[ ]MM ([ ]% advance) warehouse financing priced at [Reference Rate] + [ ]%, resulting in a CMTG hold of $[ ]MM priced at [Reference Rate] + [ ]% for a projected gross IRR of [ ]%.
Site Visit	[MRECS toured the Property and market on [MM]/[DD]/[YYYY] with the Sponsor, broker, sales broker and [ ] ([ ])] [Update as necessary].

	Total	$/Unit	LTV
As-Is	$[ ]MM	$[ ]K	[ ]%(1)
As-Stabilized	$[ ]MM	$[ ]K	[ ]%

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MACKI

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REAL ESTATE

CREDIT STRATEGIES

6

-
Maps
-
Photos
-
Executive Summary
-
Investment Highlights
-
Investment Considerations
-
ESG Summary
-
Capital Stack and Returns
-
CMTG' Basis Analysis - Fully Funded
-
Loan Terms and Conditions
-
Sponsor Overview
-
Guarantor Financials
-
Collateral Overview
-
Underwriting
-
Market Overview
-
Due Diligence Findings
-
CMTG Stats
-
Appendix - Floor Plans
-
Appendix - Site Plan

Table of Contents

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Maps

MACK | REAL ESTATE CREDIT STRATEGIES

[Map of location of propert(ies)]

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Photos

MACK | REAL ESTATE CREDIT STRATEGIES

[Photographs of propert(ies)]

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MACKI

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REAL ESTATE

CREDIT STRATEGIES

12

The MRECS Investment Team is seeking IC approval to provide a$[ ]MM($[ ]K per unit I [ ]% LTC I [ ]% LTl/), [ ]-month whole loan to fund the acquisition and renovation of [ ], a [ ]-unit apartment property in [City], [State Abbrev.].

Property Overview [Property Name]. the "Property," was completed in [] and consists of [] units spread across [] buildings and (] parking spaces. The Property contains [ J

Sponsor Overview [Sponsor Name] ("Sponsor") has completed [ ] transactions totaling -$[ ] and [ ]+ units. With a focus on [ ]. with [] properties totaling [ ] units and [] units under contract

13

Location

14

The Property is located at [Address] in [City], [State abbrev.]. The Property offers immediate access to [proximate thoroughfares], which provides accessibility to attractions including [ J Further, the Property is [] minutes from ( ], [] minutes from [ ], and [) minutes from []

15

LTC/ LTV/ Loan Basis [ ]% LTC I [ ]% LTV/$[ ]K/unit

Sponsor Business Plan []

16

Proposed Loan Terms Underwritten Financing

17

[Reference Rate]+ [ ]% / [ ]bp [Reference Rate] Floor/ []%Origination Fee []%Advance($[ ]MM) at [Reference Rate]+ [ ]%

18

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MACK REAL ESTATE CREDIT STRATEGIES

Investment Highlights

1) Basis	• MRECS' fully funded/renovated basis of $[ ]K/unit equates to a [ ]% discount to comparable multifamily sales in the area, which have averaged $[ ]K a unit (which are generally prior to renovation). • MRECS' untrended DY equates to [ ]% versus an average cap rate of [ ]% for recent sales in the nearby vicinity. Further, based on T-12 NOI, the buyer is acquiring the Property at a cap rate of [ ]%. MRECS is consistently seeing acquisition cap rates of similar product in the MSA range from [ ]% - [ ]%. • At close, the Sponsor will have $[ ]MM of equity subordinate to MRECS loan position.
2) Submarket and Location	• The Property is located within [MSA], which has added [ ]MM new residents since [ ], leading the country in nominal population growth and ranking among top markets for growth on a percentage basis at [ ]%. • [MSA] ranked [ ] in the US for total job growth in [ ], [ ] in job growth percentage since [ ], and [ ] in best places for recent college graduates. • The population growth in [MSA] is supported by the [ ] submarket where the Property is located, which has contributed to rent growths of [ ]% for [ ]- & [ ]-star properties and [ ]% for [ ]-star properties in [ ] in [ ], setting a record high. • The Property offers immediate access to [proximate thoroughfares] which provides accessibility to attractions including [ ]. The Property is also within [ ]-minutes of [ ].
3) Sponsor Track Record / Pipeline Potential	• [Sponsor] has invested $[ ]Bn throughout [ ], totaling [ ]+ units. • [Sponsor] is intimately familiar with the [MSA] market and surrounding submarkets, currently owning [ ] properties totaling [ ] units with [ ] units currently under contract in the market. • Thus far, the Sponsor has disposed of [ ]K units in its history totaling $[ ]MM of value for a projected gross IRR of [ ]% and EM of [ ]x based on its business plan. • MRECS expects that this investment will lead to further multifamily opportunities in [ ] in target investment markets such as [ ].

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1) Property Quality

The Property is [] vintage and is a class []-multifamily complex.

Mitigant: The Sponsor and MRECS understand the Property's current condition and the loan will be used to fund improvements at the Property, totaling$[ ]MM ($[ ]K/unit). These improvements will include [].Additionally,$[ ]MM($[ ]K/unit) will be spent lo address [ ]. Prior ownership also invested$[ ]MM in capital improvements since [ ].

Mitigant: The Sponsor is experienced in the acquisition, renovation and subsequent disposition of older vintage multifamily properties. Since inception, the Sponsor has completed [] transactions totaling ~$[ ]Bn and [ ]+ units, [] of which are in [MSA].

j

24

2) Higher LTC Loan

25

Given current market dynamics in the cash-flowing multifamily lending space, MRECS is recommending a fully.funded [ ]% of cost loan.

Mitigant: MRECS' appraisal projected an as-stabilized value of$[ ]MM, representing a [

]% LTV ratio to MRECS' fully-funded last dollar basis.

Mitigant: The Sponsor will be creating significant value through $[ ]MM in capital improvements to the Property and through operational efficiencies relative to the current owner who is disposing of their entire real estate portfolio and who has mis-managed the asset to date.

Mitigant: Given the mis-management of the seller, the Property is only [ ]% leased which has depressed in-place and T-[ ] metrics to-date. MRECS believes that by marking vacancy to market, the Sponsor will be able to generate significant additional in-place cash flow I value shortly thereafter closing. The lower-than-average occupancy will also allow the Sponsor to turn units quicker in order to execute on their business plan.

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ESG Summary

MACK | REAL ESTATE CREDIT STRATEGIES

Environmental, Social, and Governance (“ESG”) Summary

- **Environmental (Observations):**
  - **Phase I Environmental Site Assessment (“ESA”)**
    - MRECS reviewed a Phase I report prepared by [ ] for the Property transaction. No material issues were noted, nor were any RECs, CRECs, or HRECs.

- **Social (Potential Impacts):**
  - **Wellness Amenities**
    - The Sponsor’s capital improvement plan will create a more wellness focused environment for tenants.

- **Governance (Processes):**
  - **Comprehensive Due Diligence (“DD”)**
    - MRECS has conducted extensive DD, including reviewing property reports prepared by qualified third-party consultants.
    - MRECS conducted KYC searches and results received thus far have remained clear.
  - **MRECS ICOM and BOD Approval**
    - MRECS’ ICOM and CMTG BOD approval will be required to close the loan and release signature pages.

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REAL ESTATE

MACK STRATEGIESICREDIT

The $[ ]MM, [ ]-month whole loan will be priced at [Reference Rate] + [ ]% ([ ] bp Floor). Assuming an [ ]% advance priced at [Reference Rate]+ [ ]%, results in a$[ ]MM equity hold priced at [Reference Rate]+ [ ]% for a projected gross IRR of±[]%.

$[ l $( l $[ l LJ% !Closing Costs

Sil SI l Sil [)%

$[ ] $[ ] $[ ] [ ]% IUses

$[]

$Li

su

Li%

Syndicated Senior Position $[] $[ ] $[] _[-]%---1Purchase Price

1 MRECS Position $[] $[]

$[] $[)

$[ l

$[]

$[)

$1l

[ ]%

1Closing Costs

[ ]%

-

1

$[ l

11%

Renovations

IUses

%

30

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200206

Basis Analysis – Fully Funded

MACK REAL ESTATE CREDIT STRATEGIES

LTC[1]	LTV[2]	Incremental Capital Stack	Amount	Cumulative Amount	Per Unit[3]	Debt Yield[4]	Debt Yield[5]
[ ]%	[ ]%	Senior	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
[ ]%	[ ]%	CMTG Hold	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
[ ]%	[ ]%	Sponsor Cash Equity	$[ ]	$[ ]	$[ ]	[ ]%	[ ]%
-	[ ]%	As-Stabilized Value	-	$[ ]	$[ ]	-	-

1. Based on Total Sponsor Budget of $[ ]MM
2. Based on the As-Stabilized Value of $[ ]MM
3. Based on [ ] units
4. Based on MRECS Stabilized NOI of $[ ]MM
5. Based on Appraisal Stabilized NOI of $[ ]MM

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33

MACKIREAL ESTATE CREDIT STRATEGIES

Investment Terms
Lender:	II
Sponsor:	II
Borrower:

[] ([]) newly formed special-purpose, bankruptcy-remote entitie(s) organized in the State of Delaware that will own the Property as tenants-in-common subject to a tenant common agreement in a form approved by Lender.

Guarantor:	[ ] and [ ], on a joint and several basis. Guarantor is required to maintain minimum net worth of $[ ] and minimum liquidity of $1], exclusive of Guarantor's ownership interest in the Property.
Collateral:

The fee simple interest in the Property known as [ I and located in [City], [State Abbrev.], which will be comprised [ ] market-rate multifamily units totaling approximately [ ]K NSF and [ ] parking spaces (the "Property")

Security:

The Loan will be secured by (i) a first mortgage lien on the fee-simple interest in the Property, (ii) a first-priority assignment of leases and rents, and (iii) a first-priority security interest in all cash management accounts, escrows and reserves.

Loan Amount:	$1)
Initial Advance:	$( ], which shall be used to acquire the Property, pay closing costs and fund reserves.
Future Funding:

$1 ], which shall be used to fund approved budgeted capital expenditures and renovation costs.

If there are any unfunded loan proceeds as of the Initial Maturity Date, then any such remaining proceeds shall be deposited into a reserve account controlled by Lender, which such proceeds will accrue interest commencing as of the date of such deposit and shall be available for funding remaining capex costs during each applicable extension term; provided that if there are no remaining capex costs, then Borrower may elect to cancel any remaining advances.

Amortization:	Interest only

34

Interest Rate:	The greater of (i) [Reference Rate] and (ii) [ ]%, plus a spread of [ ]%.

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Loan Terms and Conditions

MACK REAL ESTATE CREDIT STRATEGIES

Investment Terms	
Unused Fee:	[ ]%
Origination Fee:	[ ]%
Exit Fee:	[ ]%
Administrative Fee:	$[ ] per year. Borrower is additionally required to pay monthly servicing costs (without regard to any cap).
Extension Fee:	[ ]% of the Loan Amount due in connection with each extension.
Term:	[ ] months, with [ ] [ ]-month extension option(s).
Extension Options:	[ ], [ ]-month extension options subject to customary conditions, including, without limitation: • Minimum debt yield of [ ]% for the First Extension and [ ]% for the Second Extension. • Maximum LTV of [ ]% for each Extension Option. Borrower shall have the right to prepay a portion of the principal amount of the Loan to satisfy the minimum debt yield and LTV extension requirements.
Prepayment:	Prepayable at any time during the term of the Loan subject to [ ] months of spread maintenance.
Guaranties:	Guarantor to provide the following Guarantees: • Guaranty of non-recourse carve-outs; • Completion Guaranty, which shall cover Lien-free completion of any approved capex work which (i) Borrower has either commenced or entered into contracts relating thereto; or (ii) Lender has funded future advances or disbursed reserve funds for such CapEx work; and • Environmental Indemnity (from both Borrower and Guarantor)
Interest Reserves:	If at any time Lender determines that the debt service coverage ratio (based on in-place NOI) for the Property, has fallen below [ ]x (the "DSCR Threshold"), Borrower will be required to deposit with Lender an amount equal to the shortfall in in-place NOI required to achieve the DSCR Threshold (but in an amount no less than that necessary to cover debt service for the following three months) (the "Debt Service Reserve Amount").
Operating Reserves:	Borrower to maintain reserves for taxes, insurance and replacements (equal to $[ ] per residential unit per year).

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200206

Loan Terms and Conditions

MACK REAL ESTATE CREDIT STRATEGIES

Investment Terms	
Cash Management:	All funds distributed to Borrower from the Property shall be directly deposited into a lockbox account and transferred on a daily basis to a cash management account under the sole dominion and control of Lender. All funds in such cash management account shall (unless an event of default has occurred, in which case Lender may apply such funds in its sole discretion) be subject to a cash management system for the payment of debt service, operating expenses, reserves and other amounts described in the Loan Documents, with all excess cash flow being held as additional collateral for the Loan. So long as no Cash Trap Period is continuing, all excess cash flow will be released to Borrower on a monthly basis. "Cash Trap Period" means (i) the occurrence of an event of default; (ii) if the debt yield has fallen below [ ]% on a trailing [ ]-month basis for the preceding [ ] calendar months ("DY Trigger"); or (iii) any bankruptcy of the Property Manager or material default by Property Manager under the property management agreement beyond any applicable notice and cure periods ("Manager Trigger"). Provided no event of default or Manager Trigger exists, no Cash Trap Period shall be deemed to exist prior to the [ ]-month anniversary of the loan closing
Rate Cap:	Borrower will be required to maintain interest rate protection in form and substance acceptable to Lender with a [Reference Rate] strike price of [ ]%, and an initial term of [ ] year(s) (and provided that Borrower shall be required to enter into [ ] year replacement cap(s)).
Notable Transfers; Control and Ownership:	At all times during the term of the Loan, the Guarantors shall collectively (i) control Borrower, and (ii) own [ ]% of the beneficial interests in Borrower.
Annual Budget:	In addition to approval rights over the budget for the capex work, Lender has reasonable approval rights over the annual operating budget for the Property, subject to certain permitted variances.
Lender Transfers:	There are no restrictions on Lender transfers. In addition, Lender has the right to recast a portion of the Loan as a mezzanine loan at any time following the Closing Date. In connection with any transfer by Lender, Borrower is responsible for paying its own costs and Lender's costs (without regard to any cap).

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40

41

MACKI

42

REAL ESTATE

CREDIT STRATEGIES

43

Since inception, [] has completed [ ] transactions totaling~$[ ]Bn and [ ]+ units.

[Sponsor] specifically focuses on investments throughout [ ], specializing in [ J assets with [].

As seen below, [Sponsor] has a large presence in [MSA], with [ ] properties totaling roughly [ ] units and [ J units under contract (as of [Month] [Year]).

[Include map showing property locations]

1] As of [Month] [Year].

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200206

Sponsor Overview: [Sponsor Name]'s Business Plan

MACK REAL ESTATE CREDIT STRATEGIES

- Post-Closing, [Sponsor] will perform renovations for an initial group of units. This work is typically completed within [ ]-[ ] weeks.
- [Sponsor] keeps the planned renovations nearly identical from deal to deal, which enables the contractors to complete the work quickly, installing the same materials and finishes as they have installed on previous deals. In addition, their scale in the market allows them to shift contractors from one deal to the next to keep up a strong pace of renovations.
- As residents roll, [Sponsor] will give tenants the option to relocate into a renovated unit or remain in their current unit at a much higher rent.

[Include pictures of renovated properties]

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46

MACK STRATEGIES

IREAL ESTATE CREDIT

The Sponsor recently purchased [] and [ ] in the [] MSA.

Since the acquisition of [] and [ ], [Sponsor] has implemented its business plan and has achieved []%and [ ]% rent premiums on initial leasing at each property, respectively.

[Deal 1 - Picture Above] [Deal 2 - Picture Above]

1) Information provided by Sponsor.

47

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200206

Guarantor Financials

MACK REAL ESTATE CREDIT STRATEGIES

- As seen below, as of [Month] [Year] [ ] has a Net Worth and Liquidity of $[ ]MM and $[ ]MM, respectively.
- As seen below, as of [Month] [Year] [ ] has a Net Worth and Liquidity of $[ ]MM and $[ ]MM, respectively.
- The two individuals will be joint and several guarantors under the loan

[Financial statements]

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200206

Collateral Overview

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52

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200206

Collateral Summary

MACK REAL ESTATE CREDIT STRATEGIES

- The Property consists of [ ] market-rate units totaling [ ]K SF. Amenities include [ ]. There are also [ ] and [ ] dedicated parking spaces. The Property is staffed 24/7 with on-site maintenance and security.

[Unit mix breakdown, amenity pictures]

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200206

Business Plan

MACK REAL ESTATE CREDIT STRATEGIES

- [Sponsor] plans to execute an extensive renovation project of the interior and exterior upon acquisition, totaling $[ ]MM ($[ ]K/unit).
- $[ ]MM ($[ ]K/unit) will go towards interior renovations. As part of the interior renovation plan, [Sponsor] will make improvements such as [ ].
- $[ ]MM ($[ ]K/unit) will go towards exterior renovations and deferred maintenance, including painting, siding, and common area upgrades.

[Before and after pictures]

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MACKI[Renovation budget]

57

REAL ESTATE CREDIT STRATEGIES

58

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200206

Underwriting Overview

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61

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200206

Underwriting Comparison

MACK REAL ESTATE CREDIT STRATEGIES

- Assuming multifamily rents of $[ ] and vacancy of [ ]%, MRECS' underwritten debt yield equates to [ ]%.

Montecito Creek - Multifamily Underwriting	MRECS' UW - Untrended			Sponsor's UW (Yr. 4)			Appraisal Stabilized UW		
Line-Item	Stabilized	$/SF	$/Unit	Stabilized	$/SF	$/Unit	Stabilized	$/SF	$/Unit
Revenues									
Market	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Gross Residential Revenue	**$[]**	**$[]**	**$[]**	**$[]**	**[]**	**$[]**	**$[]**	**[]**	**$[]**
Less: Concessions	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Less: Loss to Lease	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Less: Bad Debt	-$[]	-$[]	-$[]	$[]	[]	$[]	-$[]	-[]	-$[]
Net Residential Revenue	**$[]**	**$[]**	**$[]**	**$[]**	**[]**	**$[]**	**$[]**	**[]**	**$[]**
Plus: Other Income	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Plus: RUBS	$[]	$[]	$[]	$[]	[]	$[]	[]	[]	$[]
Total Other Income	**$[]**	**$[]**	**$[]**	**$[]**	**[]**	**$[]**	**$[]**	**[]**	**$[]**
General Vacancy	-$[]	-$[]	-$[]	-$[]	-[]	-$[]	-$[]	-[]	-$[]
Effective Gross Income	**$[]**	**$[]**	**$[]**	**$[]**	**[]**	**$[]**	**$[]**	**[]**	**$[]**
Expenses									
R&M	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Contract Services	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Turnover	$[]	$[]	$[]	$[]	[]	$[]	-[]	-[]	-[]
Payroll	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Marketing	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
G&A / Security	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Utilities	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Insurance	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Management Fee	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
RE Taxes	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Franchise Taxes	$[]	$[]	$[]	$[]	[]	$[]	$[]	[]	$[]
Total Expenses	**$[]**	**$[]**	**$[]**	**$[]**	**[]**	**$[]**	**$[]**	**[]**	**$[]**
Multifamily Net Operating Income	**$[]**	**$[]**	**$[]**	**$[]**	**[]**	**$[]**	**$[]**	**[]**	**$[]**
Senior Debt Yield (Fully Funded)	**[]%**			**[]%**			**[]%**		
MRECS' UW Debt Yield (Fully Funded)	**[]%**			**[]%**			**[]%**		

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MACK IREAL ESTATE CREDIT STRATEGIES

Assuming multifamily rents of$[ ] and vacancy of [ ]%, MRECS' undervvritten debt yield equates to [ ]%.

[Sensitivity analyses]

64

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200206

Historical Financials

MACK REAL ESTATE CREDIT STRATEGIES

Montecito Creek - Historical Financials	2019			2020			T-12 (Oct-21)		
Line-Item	Total	$/SF	$/Unit	Total	$/SF	$/Unit	Total	$/SF	$/Unit
Revenues									
Market	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Gross Residential Revenue	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**
Less: Concessions	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]
Less: Loss to Lease	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]
Less: Bad Debt	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]
Net Residential Revenue	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**
Plus: Other Income	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Plus: RUBS	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Total Other Income	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**
General Vacancy	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]	-$[]
Effective Gross Income	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**
Expenses									
R&M	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Contract Services	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Payroll	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Marketing	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
G&A	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Utilities	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Insurance	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Management Fee	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
RE Taxes	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]	$[]
Total Expenses	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**
Net Operating Income	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**	**$[]**
MRECS' UW DY (Initial Funding)	[ ]%			[ ]%			[ ]%		

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Over the past [ ] year(s), the Seller spent$[ ]MM in capital expenditures.

[Details of capital expenditure program]

68

REAL ESTATE

MACK STRATEGIESICREDIT

69

REAL ESTATE

MACK STRATEGIESICREDIT

As seen below, MRECS is undervvriting a discount to comparable properties in the submarket that have had recent renovations.

[Chart showing rent comps]

28

MACKI

[Map]

29

REAL ESTATE CREDIT STRATEGIES

30

32

200206

Sale Comps

MACK REAL ESTATE CREDIT STRATEGIES

- The table below shows recent sales in [MSA]. MRECS' underwriting assumes a conservative projected untrended debt yield of [ ]%, ~[ ] bps wide of cap rates for comparable multifamily trades.

[Chart showing sale comps]

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200206

Sale Comps - Map

MACK REAL ESTATE CREDIT STRATEGIES

[Map showing sale comps]

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200206

[MSA] Demographics

MACK REAL ESTATE CREDIT STRATEGIES

- Households in [MSA] have a median annual income of $[ ], which is more than the median annual income of $[ ] across the entire United States. This is in comparison to a median income of $[ ] in [ ], which represents a [ ]% annual growth.
- In [ ], [ ]% of the housing units in [MSA] were occupied by their owner, below the national average of [ ]%.
- [ ]% of the population in [MSA] have attained a high school degree and [ ]% have attained a bachelor's degree, about [ ]% higher than the rate in [State] and [ ]% higher than the rate in the US.
- The most common employment sectors for those who live in [MSA] are [ ] ([ ] people), [ ] ([ ] people), and [ ] ([ ] people).

[MSA] Population by Age Range [Chart below]

Most Common Industries in [MSA] [Chart below]

Source: [ ]

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MACK STRATEGIES

IREAL ESTATE CREDIT

The [MSA] has added [ ]MM new residents since [ ], leading the country in nominal population growth and ranking among the top markets for growth on a percentage basis at [ ]%.

The [MSA] area is expected to gain nearly [ ]MM new residents between [] and [ ], which is slightly higher than the growth in the previous decade.

The [MSA] was ranked [ ] in the country for total job growth, adding [ ] jobs in [ ]. The market also ranked [ ] in job growth percentage, recording a [ ]% growth rate from [ ] to [ ].

The metro area ranked as the [ ]-best city for recent college grads according to [].

[MSA] Population Growth ([ ] - [ ])

40

Source:[]

Source:[]

Source:[]

Source:[]

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MACKI

42

REAL ESTATE

CREDIT STRATEGIES

43

Vacancy in [MSA] ended Q[ ] [ ] at [ ]%, down [ ] basis points from one year earlier, and [ ] basis points lower than during Q[] (].

Net absorption topped [ ] units during Q[ ] [ ]. Absorption year to date is up [ ]% when compared to the first halves of recent years.

Rents rose [ ]% in Q[ ] [ ], building on a [ )% increase in the first [ ] months of the year. Average rents reached

$[ ] per month at the end of Q[ ] [ ].

In transactions where pricing information was available, the median price in [ ] has reached $[ ] per unit, while cap rates have compressed to [ ]%.

[Chart showing trends]

Source: []

Source: []

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44

MACK STRATEGIESI

[ ]'s overall grade of [MSA] is an [ ], with Public Schools coming in at a [] and a [] grade of a []. Of the [] ZIP Codes in [State], the Property's Zip Code ([]) is ranked [] for [] and [ J for [].

45

REAL ESTATE CREDIT

46

Overall

Jobs

Good for Families

Nightlife

Diversity

Weather

Public Schools

Commute

Source: [ ], []

STRICTLV CONFIDENTIAL PAGE 36

47

Due Diligence Findings

MACKIREAL ESTATE CREDIT STRATEGIES

Item Third Party Comments

Insurance [] [)
Environ menta I [] I I
Appraisal [] []
KYC/ OFAC [] I I
Property Financials MRECS Internal [)
Guarantor Financials MRECS Internal [)
Title [] [)

48

Legal [] [)

STRICTLY CONFIDENTIAL PAGE 37

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200206

Appendix – Floor Plans

MACK REAL ESTATE CREDIT STRATEGIES

STRICTLY CONFIDENTIAL PAGE 39

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Appendix – Site Map

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55

EXHIBIT F

FORM OF BORROWING BASE CERTIFICATE

Reference is made to that certain Credit Agreement, dated as of June 29, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among CMTG Funding II LLC, a Delaware limited liability company (the “Borrower”), Claros Mortgage Trust, Inc., a Maryland corporation (the “Parent Guarantor”) and the Subsidiary Guarantors from time to time party thereto, as Guarantors, each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

This Borrowing Base Certificate is being delivered pursuant to [Section 2.12(a)(iii)(C)] [Section 2.12(b)(i)] [Section 2.12(b)(ii)] [Section 4.02(d)] [Section 6.01(c)] [Section 11.21(a)] of the Credit Agreement.

The undersigned Responsible Officer of the Parent Guarantor hereby certifies that as of the date hereof he/she is the of the Parent Guarantor, and that, as such, he/she is authorized to execute and deliver this Borrowing Base Certificate to the Administrative Agent and the Lenders in his capacity as a Responsible Officer of the Parent Guarantor (and not in any individual capacity), and that:

1.
attached hereto as Schedule I are accurate and complete calculations of the Aggregate Borrowing Base Amount and Availability, in each case, on and as of the date of this Borrowing Base Certificate [immediately after giving pro forma effect to the proposed inclusion of the Loan Asset known as in the calculation of the Aggregate Borrowing Base Amount]1 [immediately after giving effect to the [reclassification of the Borrowing Base Asset known as as an Unclassified Asset]/[removal of the Borrowing Base Asset known as from the calculation of the Aggregate Borrowing Base Amount]]2 [immediately after giving effect to the removal of the Borrowing Base Asset known as from the calculation of the Aggregate Borrowing Base Amount]3 [which calculations demonstrate that, immediately after giving effect to the Revolving Credit Loan being made on the date hereof, Availability shall equal or exceed zero ($0)]4[immediately after giving effect to the proposed Release Transaction with respect to the Borrowing Base Asset known as (and any contemporaneous prepayment of Revolving Credit Loans), and such calculations demonstrate that, immediately after giving effect to such proposed Release Transaction, Availability shall equal or exceed zero ($0)]5.
2.
each of the Loan Assets included in the calculation of the Aggregate Borrowing Base Amount satisfies each of the Eligibility Criteria and each of the Eligibility Requirements listed in clauses (i) and (iii) through (v) of Section 2.12(a) of the Credit

1 Include for delivery pursuant to Section 2.12(a)(iii)(C)

2 Include as applicable for delivery pursuant to Section 2.12(b)(i)

3 Include for delivery pursuant to Section 2.12(b)(ii)

4 Include for delivery pursuant to Section 4.02(d)

5 Include for delivery pursuant to Section 11.21(a)

1

Agreement, including (1) in the case of a Warehouse Asset, each of the criteria set forth in Section 2.12(a)(iii)(A)(1) of the Credit Agreement, (2) in the case of a Syndication Asset, each of the criteria set forth in Section 2.12(a)(iii)(A)(2) of the Credit Agreement, (3) in the case of a CLO Asset, each of the criteria set forth in Section 2.12(a)(iii)(A)(3) of the Credit Agreement, and (4) in the case of an Other Asset, each of the criteria set forth in Section 2.12(a)(iii)(A)(4) of the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate as of , 20 .

CMTG FUNDING II LLC

By: Name: [Type Signatory Name]

Title: [Type Signatory Title]

2

SCHEDULE I

to Borrowing Base Certificate

See Attached.

3

Schedule I

to Borrowing Base Certificate

EXHIBIT G-1

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of June 29, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among CMTG Funding II LLC, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Pursuant to the provisions of Section 3.01(g) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Revolving Credit Loan(s) (as well as any Note(s) evidencing such Revolving Credit Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: Name: [Type Signatory Name]

Title: [Type Signatory Title] Dated: , 20[ ]

1

EXHIBIT G-2

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of June 29, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among CMTG Funding II LLC, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Pursuant to the provisions of Section 3.01(g) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E (or W-8BEN, as applicable). By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: Name: [Type Signatory Name]

Title: [Type Signatory Title] Dated: , 20[ ]

2

EXHIBIT G-3

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of June 29, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among CMTG Funding II LLC, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Pursuant to the provisions of Section 3.01(g) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E (or W-8BEN, as applicable) or

(ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and

(2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: Name: [Type Signatory Name]

Title: [Type Signatory Title] Dated: , 20[ ]

3

EXHIBIT G-4

FORM OF

UNITED STATES TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of June 29, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among CMTG Funding II LLC, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, each Lender from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

Pursuant to the provisions of Section 3.01(g) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Revolving Credit Loan(s) (as well as any Note(s) evidencing such Revolving Credit Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Revolving Credit Loan(s) (as well as any Note(s) evidencing such Revolving Credit Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code,

(iv) none of its direct or indirect partners/members is a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E (or W-8BEN, as applicable) or (ii) an IRS Form W-8IMY accompanied by an IRS Form W- 8BEN-E (or W-8BEN, as applicable) from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

4

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: Name: [Type Signatory Name]

Title: [Type Signatory Title] Dated: , 20[ ]